EXHIBIT 4.4
                                   -----------

        Agreement and Declaration of Trust for the RSI Retirement Trust.

                              RSI RETIREMENT TRUST

                       AGREEMENT AND DECLARATION OF TRUST

                             AS AMENDED AND RESTATED

                                 AUGUST 1, 1990
























         RSI RETIREMENT TRUST
         317 Madison Avenue
         New York, New York 10017
         (212) 503-0100







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                                TABLE OF CONTENTS



                  Trust Amendment Number One

                  Trust Amendment Number Two

ARTICLE                                                                     PAGE


                                     PART I

                         CREATION, PURPOSES, ACCEPTANCE

                          APPLICABILITY AND DEFINITIONS


         I        Creation, Purposes and Acceptance of the Trust and
                  Applicability of Provisions                                  3

         II       Definitions                                                  5



                                     PART II

                       CONDITIONS OF GENERAL APPLICABILITY

         III      Units of Beneficial Interest                                11

         IV       Admissions to the Trust                                     16

         V        Election of Trustees:  Action and Organization              18

         VI       Action by Trust Participants                                20

         VII      Powers and Responsibilities of the Trustees                 22

         VIII     Investment                                                  27

         IX       Officers of the Trust                                       31

         X        Accounting                                                  32

         XI       Taxes, Expenses and Compensation                            33

         XII      Amendment or Termination                                    34

         XIII     Limitation of Liability and Indemnification                 36



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                                    PART III

                             PLANS OF PARTICIPATION

         XIV      Full Participating Employers                                41

         XV       Plans of Participation of Full Participating Employers      47

         XVI      Contributions, Actuarial Assumptions                        49

         XVII     Investment of Units Held by Plans of Participation          51

         XVIII    Partial Participation                                       56

         XIX      Defined Contribution Plans                                  59

         XX       Taxes and Expenses                                          63

         XXI      Refund of Contributions                                     65

         XXII     Termination of Participation by Withdrawal or Termination
                  of Plans of Participation                                   66


                                     PART IV

         XXIII    Individual Retirement Accounts; Master and Prototype
                  Plans                                                       71


                                     PART V

         XXIV     Company Securities                                          73


                                     PART VI

                                  MISCELLANEOUS

         XXV      Miscellaneous Provisions                                    76

         XXVI     Situs of Trust and Jurisdiction                             77

                              AMENDMENT NUMBER ONE

                                     TO THE

                              RSI RETIREMENT TRUST

                       AGREEMENT AND DECLARATION OF TRUST

                    (AS AMENDED AND RESTATED AUGUST 1, 1990)
                    ----------------------------------------



                  WHEREAS, the Agreement and Declaration of Trust of The Savings Banks Retirement System made as of October 22, 1940, as amended from time to time, was amended and restated as of August 31, 1984 as the Agreement and Declaration of Trust of the Retirement System for Savings Institutions ("Prior Agreement") and said Prior Agreement as amended from time to time was further amended and restated as of August 1, 1990 as the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement"); and

                  WHEREAS, the Trustees of RSI Retirement Trust have reserved the right to amend the Agreement upon the terms and conditions therein set forth and now desire to amend the Agreement in the manner hereinafter set forth;

                  NOW, THEREFORE, by action of the Board of Trustees of RSI Retirement Trust at a meeting held on September 24, 1992, the Agreement is amended, effective as of such date, by the addition of a new Section 22.11, immediately following Section 22.10, to read as follows:

                  SECTION 22.11 COMPUTATIONS BY CERTAIN FEDERAL RECEIVERS. In the event that the Federal Deposit Insurance Corporation or the Resolution Trust company or any successor institution (the "Federal Receiver") is appointed as a receiver for a Full Participating Employer and terminates the Plan of Participation of such Full Participating Employer, the Federal Receiver shall be permitted to cause any computation or other determination of the benefits of Participants in such Plan of Participation or of the liabilities of such Plan of Participation which shall be required or used in connection with such termination or any related distribution, including, without limitation, the purchase of annuities for any such Participants, to be made by persons other than the Trustees or the Enrolled Actuary appointed by them. The Federal Receiver shall in such event be solely responsible for the correctness of any such computation or determination, and the Trustees shall be fully protected and shall have no liability, responsibility, or duty of inquiry with respect to any distribution made or other action taken or omitted by the Trustees which is based on or affected by any such computation or other determination.



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                              AMENDMENT NUMBER TWO

                                     TO THE

                              RSI RETIREMENT TRUST

                       AGREEMENT AND DECLARATION OF TRUST

                    (AS AMENDED AND RESTATED AUGUST 1, 1990)
                    ----------------------------------------



                  WHEREAS, the Agreement and Declaration of Trust of The Savings Banks Retirement System made as of October 22, 1940, as amended from time to time, was amended and restated as of August 31, 1984 as the Agreement and Declaration of Trust of the Retirement System for Savings Institutions ("Prior Agreement") and said Prior Agreement as amended from time to time was further amended and restated as of August 1, 1990 as the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement"); and

                  WHEREAS, the Trustees of RSI Retirement Trust have reserved the right to amend the Agreement upon the terms and conditions therein set forth and now desire to amend the Agreement in the manner hereinafter set forth;

                  NOW, THEREFORE, by action of the Board of Trustees of RSI Retirement Trust at a meeting held on December 3, 1992, the Agreement is amended, effective as of such date, by the restatement of the first paragraph of Section 14.4, in its entirety, to read as follows:

                  SECTION 14.4 ADMINISTRATION. Each Full Participating Employer shall designate Administrators to act on behalf of the Plan of Participation of such Full Participating Employer. Such Administrators shall be responsible for complying with the provisions of ERISA pertaining to such office. The duties of the Administrators shall be allocated between the Trustee Administrator and the Plan Administrator as provided in this Section 14.4. The Trustees shall be designated as the Trustee Administrator. Such Trustee Administrator shall have the power and responsibilities to: (a) designate the Enrolled Actuary with respect to such Plan of Participation and (b) file all reports required by the Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation which pertain to such Participating Employer's Plan of Participation or supply the Plan Administrator with such reports with instructions for filing the same.




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                              RSI RETIREMENT TRUST

                       AGREEMENT AND DECLARATION OF TRUST



 This AGREEMENT AND DECLARATION OF TRUST as amended and restated August 1, 1990



                              W I T N E S S E T H :



                  WHEREAS, pursuant to an Agreement and Declaration of Trust made as of October 22, 1940 and amended from time to time ("Original Agreement") a retirement system, organized as a trust and known as The Savings Banks Retirement System, was established pursuant to Section 200 of the Insurance Law of the State of New York for the benefit of the employees of savings banks doing business in the State of New York and the employees of certain other organizations; and

                  WHEREAS, the Original Agreement was amended from time to time and was amended and restated in its entirety as of October 1, 1976 to conform to the requirements of the Employee Retirement Income Security Act of 1974 and to effectuate other changes set forth in such amendment and restatement ("1976 Restated Agreement"); and

                  WHEREAS, as of August 31, 1984 the Trustees amended and restated in its entirety the 1976 Restated Agreement so as (a) to continue, maintain and operate the trust established under the Original Agreement, as amended from time to time, as an open-end, diversified investment company of the management type, within the meaning of the Investment Company Act of 1940, as amended ("1984 Restated Agreement") and (b) to change the name of the retirement system from The Savings Banks Retirement System to Retirement System for Savings Institutions; and

                  WHEREAS, the 1984 Restated Agreement was subsequently amended from time to time; and

                  WHEREAS, as of August 1, 1990, the Trust (as hereinafter defined) effectuated a reorganization through a transfer of the Trust's operating assets and business (e.g., office furniture, computers, files, etc.) and certain intangible assets



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

         to subsidiaries of a newly organized corporation, Retirement System Group Inc. ("Company"), in exchange for shares of the common stock of the Company and the spin off of the Company through the allocation of such shares to the Participating Trusts (as hereinafter defined) on such date; and

                  WHEREAS, as of August 1, 1990 Participating Trusts on such date shall own outstanding shares of the Company's common stock, which shares shall be held by a Trustee/Custodian (as hereinafter defined), while retaining Units (as hereinafter defined) in the Investment Funds (as hereinafter defined); and

                  WHEREAS, the Trustees desire hereby amend and restate in its entirety the 1984 Restated Agreement, as amended to provide, among other things, that effective August 1, 1990, (a) the Trust shall be known as the RSI Retirement Trust; (b) all investment, advisory, administrative, distribution and consulting services previously performed by the Trustees shall be performed under contracts with the Company and/or its subsidiaries; or such other servicing agencies as may be selected by the Trustees from time to time and (c) certain individual retirement accounts and master and prototype plans are eligible to participate in the Trust;

                  NOW, THEREFORE, the undersigned Trustees hereby declared and agree with the Trust Participants (as hereinafter defined) and Participating Employers (as hereinafter defined) and with each other as follows:




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





                                     PART I

                  CREATION, PURPOSES, ACCEPTANCE, APPLICABILITY

                                 AND DEFINITIONS

                                    ARTICLE I

                 CREATION, PURPOSES AND ACCEPTANCE OF THE TRUST

                         AND APPLICABILITY OF PROVISIONS



                  SECTION 1.1 CREATION AND PURPOSES. The Trust created under the Original Agreement, and as subsequently amended from time to time, shall continue under the terms and conditions set forth in this Agreement and Declaration of Trust for the purpose of receiving, holding, investing, reinvesting, disbursing and otherwise disposing of, the funds or property contributed or received under the Trust. The Trust maintained under this Agreement and Declaration of Trust shall continue to operate as an open-end, diversified investment company of the management type within the meaning of the Investment Company Act and shall be known as the RSI Retirement trust. From and after the Restatement Date, (a) all investment advisory, administrative, distribution and benefit consulting services heretofore performed by the Trustees shall be performed under contracts with the Company and/or its subsidiaries or such other servicing agencies as may be selected by the Trustees from time to time and (b) as of the Restatement Date, the common stock of the Company shall be (i) distributed by the Trust to Participating Trusts, and (ii) held by a Trustee/Custodian as provided in this Agreement and Declaration of Trust.

                  SECTION 1.2 ACCEPTANCE OF TRUST. The Trustees named herein and any successor Trustees executing a counterpart hereof, as hereinafter provided, accept this Trust and agree to hold IN TRUST all of the funds or property now or hereafter paid, given, transferred or assigned to or otherwise acquired by them hereunder, subject to all the terms and provisions of this Agreement and Declaration of Trust, and to abide by and carry out such other rules, obligations and duties pertaining to them as may be specified herein, including the rules, obligations and duties of the Trustees acting as named fiduciaries pursuant to Section
         14.3. The signature of any Trustee or successor Trustee to a counterpart or copy of this Agreement and Declaration of Trust shall be evidence of his acceptance and agreement as aforesaid.

                  SECTION 1.3 APPLICABILITY OF AGREEMENT AND DECLARATION OF TRUST. The terms and conditions of participation in the Trust shall be governed by the


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

         provisions of this Agreement and Declaration of Trust applicable to such Participating Trust.

                  It is intended that Plans may participate in the Trust for the sole purpose of investing in the Units of the Investment Funds established under the Trust, without allocating to the Trustees administrative responsibilities with respect to such Plans and, in such event, that such Plans shall be governed by the provisions of this Agreement and Declaration of Trust relating to investments, administration of the Trust and the rights of the holders of Units thereunder. It is also intended, without limitation, that Plans may participate in the Trust, not only to invest in Units, but also to obtain the administrative services provided by the Trustees which are specified in this Agreement and Declaration of Trust and, in such event, that such Plans shall be governed by the provisions of this Agreement and Declaration of Trust relating not only to investments, administration of the Trust and the rights of the holders of Units but also with respect to the provisions relating to plan administration set forth herein. It is also intended, without limitation, that Plans established in connection with individual retirement accounts or under master, prototype or other sponsored arrangements may participate in the Trust in order to invest in Units on the special basis provided under Part IV. It is also intended, without limitation, that Plans may hold Company Securities and other assets through a Trustee/Custodian pursuant to a Trust/Custodial Agreement as provided in Part V.



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





                                   ARTICLE II

                                   DEFINITIONS



                  The following words and phrases, when used in this Agreement and Declaration of Trust, shall have the meanings hereinafter ascribed to them:

                  SECTION 2.1 "Administrator" shall mean the administrator of a Plan of Participation designed to carry out the functions of an administrator under ERISA and shall include both the Plan Administrator and the Trustee Administrator.

                  SECTION 2.2 "Adopting Resolutions" shall mean the resolutions adopted by the board of trustees, board of directors, or other governing body, as the case may be, of a Participating Employer which, among other things, adopt this Trust. Adopting Resolutions shall also include any resolutions modifying, clarifying, supplementing or extending any Adopting Resolutions.

                  SECTION 2.3 "Agreement and Declaration of Trust" shall mean the Agreement and Declaration of Trust set forth herein as of the Restatement Date, and as amended from time to time.

                  SECTION 2.4 "Code" shall mean the Internal Revenue Code of 1986, as heretofore or hereafter amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

                  SECTION 2.5 "Company" shall mean Retirement System Group Inc., a Delaware corporation, and any successor thereto.

                  SECTION 2.6 "Company Securities" shall mean any securities issued by the Company, including but not limited to the common stock of the Company, par value $.01 per share.

                  SECTION 2.7 "DC Investment Classification" shall mean the classification of Investment Funds in terms of the type of investments thereof established by the Trustees for the investment of the assets of DC Plans of Participation in accordance with Section 19.4.

                  SECTION 2.8 "DC Plan" shall mean a Plan which is a defined contribution plan.

                  SECTION 2.9 "DC Plan of Participation" shall mean a Plan of Participation which is a defined contribution plan and which participates in the Trust in accordance with Article XIX.


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

                  SECTION 2.10 "Distribution Period" shall mean the period commencing immediately after the effective date of the withdrawal termination of a Plan of Participation as determined under Section 22.2 and ending with the or completion of the distribution or transfer of all of the assets held with respect to such Plan in accordance with the applicable provisions of Article XXII.

                  SECTION 2.11 "Eligible Employer" shall mean a corporation, partnership or association organized under the laws of any state or of the United States; provided, however, that the participation in the Trust of any corporation, partnership or association which is not a bank, savings bank, credit union or savings and loan association, or controlling, controlled by or under common control with a bank, savings bank, credit union or savings and loan association, shall be subject to the approval of the Trustees. Eligible Employer shall also mean an individual for whom an individual retirement account as described in
         Section 2.39(c) has been established or a self-employed individual who has established a plan pursuant to a master, prototype or other sponsored arrangement; provided, however that the Trustees shall have approved the participation in the Trust of the arrangement which includes such individual retirement account or self-employed plan.

                  SECTION 2.12 "Employer Fiduciaries" shall mean the named fiduciaries (other than the Trustees) designated by a Full Participating Employer in accordance with Section 14.3 and the provisions of ERISA.

                  SECTION 2.13 "Enrolled Actuary" shall mean the enrolled actuary, as defined in ERISA, designated in accordance with Section
         14.4 by the Trustees, acting as Trustee Administrator.

                  SECTION 2.14 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as heretofor or hereafter amended.

                  SECTION 2.15 "Expense Accounts" shall mean the accounts established under Section 20.1.

                  SECTION 2.16 "Full Participating Employer" shall mean a Participating Employer which participates in the Trust with respect to a Plan of Participation as provided in Part III.

                  SECTION 2.17 "Full Participating Trust" shall mean a Participating Trust established under this Agreement and Declaration of Trust by a Full Participating Employer with respect to (i) a Plan of Participation as provided in Article XIV or (ii) a Plan of Partial Participation as provided in Article XVIII.

                  SECTION 2.18 "Fund Guidelines" shall mean the investment policy and objective guidelines relating to an Investment Fund established by the Trustees pursuant to Section 8.1.

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                  SECTION 2.19 "Independent Trustee" shall mean the trustee or trustees of a Participating Trust which is not a Full Participating Trust and shall include the trustee or trustees or custodian or custodians of an individual retirement account described in Section 2.39(c) or a self-employed plan established pursuant to a master, prototype or other sponsored arrangement. Independent Trustee shall not include a Trustee/Custodian.

                  SECTION 2.20 "Investment Classification" shall mean the classification of Investment Funds in terms of the type of investments thereof established by the Trustees pursuant to Section 17.2.

                  SECTION 2.21 "Investment company Act" shall mean the federal Investment Company Act of 1940, as amended, and the regulations promulgated pursuant thereto.

                  SECTION 2.22 "Investment Fiduciary" shall mean the Employer fiduciaries or other named fiduciary of a Plan who has been duly vested with the authority in accordance with the provisions of ERISA to exercise the powers specified in Section 3.5(b) and Article XVII.

                  SECTION 2.23 "Investment Fund" shall mean that portion of the assets of the Trust with respect to which a separate class of Units is issued and which is established and maintained in accordance with
         Section 3.1 of this Agreement and Declaration of Trust.

                  SECTION 2.24 "Investment Manager" shall mean an investment manager designated by the Trustees in accordance with Section 8.3.

                  SECTION 2.25 "Liquidating Plan of Participation" shall mean a Plan of Participation which has withdrawn or terminated in accordance with Article XXII, any assets of which are retained by the Trustees or, in the case of Company Securities or other assets held pursuant to a Trust/Custodial Agreement, by the Trustee/Custodian, pending the completion of distribution or transfer thereof.

                  SECTION 2.26 "Net Asset Value of Units" or "net asset value of the respective classes" means the values determined in the manner provided by Section 3.6.

                  SECTION 2.27 "Participant" shall mean any employee or former employee of a Full Participating Employer enrolled as a participant in the Plan of Participation of such Full Participating Employer whose participation therein has not been terminated.

                  SECTION 2.28 "Participating Affiliate" shall mean an affiliate of a Full Participating Employer which has adopted the Trust and the Plan of Participation of such Full Participating Employer in accordance with the provisions of Section 14.5.

                  SECTION 2.29 "Participating Employer" shall mean any Eligible Employer which is the sponsor of any Plan or the Eligible Employer for whom an individual retirement account described in Section 2.39(c) is created, including but not limited to a Plan of Participation, funded in whole or in part by a Participating Trust.

                  SECTION 2.30 "Participating Trust" means a Qualified Trust, assets of which were held under this Trust immediately prior to the Restatement Date or any other Qualified Trust which holds Units. Without limitation of the foregoing, a Participating Trust shall include (a) a Full Participating Trust established with respect to a Plan of Participation or a Plan of Partial Participation, and (b) a trust which is not a Full Participating Trust, the trustee of which is an Independent Trustee.

                  SECTION 2.31 "Participation Agreement" shall mean the Adopting Resolutions or such other instruments, agreements or documents which the Trustees may require from time to time.

                  SECTION 2.32 "Plan" shall mean the particular plan of benefits established by a Participating Employer and shall include but shall not be limited to a Plan of Participation.

                  SECTION 2.33 "Plan Administrator" shall mean the plan administrator of a Plan of Participation, other than the Trustee Administrator, designated by a Participating Employer in accordance with section 14.4.

                  SECTION 2.34 "Plan Interest" shall mean (a) the total number of Units held by any Full Participating Trust and (b) an Company Securities and other assets held by any Full Participating Trust through a Trustee/Custodian pursuant to a Trust/Custodial Agreement as provided in Article XXIV.

                  SECTION 2.35 "Plan of Partial Participation" shall mean a Plan of Participation established or maintained as provided in Article XVIII.

                  SECTION 2.36 "Plan of Participation" shall mean a retirement benefit plan established by a Participating Employer which is effectuated under the Trust, the terms of which plan shall be as set forth in the Plan of Participation of such Participating Employer, as amended from time to time. Plan of Participation shall also include (a) except as otherwise provided in Article XVIII, a Plan of Partial Participation and (b), except as otherwise provided in Article XIX, DC Plans.

                  SECTION 2.37 "Plan Year" shall mean the annual fiscal period of the Plan of Participation.

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

                  SECTION 2.38 "Prior Plan" shall mean the Plan maintained by a Full Participating Employer as in effect from time to time prior to its amendment as a Plan of Participation.

                  SECTION 2.39 "Qualified Trust" means (a) a single or commingled pension or profit-sharing trust established by adoption of this Agreement and Declaration of Trust with respect to a Plan of Participation, including any Trust/Custodial Agreement as provided in
         Article XXIV, (b) a single or commingled pension or profit-sharing trust established by a trust instrument entered into with a trustee or trustees, other than the Trustees or any Trustee/Custodian acting as such in each case established and maintained in conformity with Section 501(a) of the Code, or (c) an individual retirement trust or custodial account established under a trust or custodial agreement which is maintained in conformity with Section 408(a) of the Code and exempt from tax under Section 408(e) of the Code.

                  SECTION 2.40 "Restatement Date" shall mean August 1, 1990 except for purposes of Section 3.1 wherein Restatement Date shall mean August 31, 1984.

                  SECTION 2.41 "Separate Assets" shall mean that part of the assets of a Plan of Partial Participation as provided in Article XVIII which are not held and administered by either the Trustees or a Trustee/Custodian.

                  SECTION 2.42 "Service Company" shall mean a corporation organized by the Trustees in accordance with Section 7.14.

                  SECTION 2.43 "Special DC Investment Classification" shall mean a DC Investment Classification established under Section 19.4.

                  SECTION 2.44 "Trust" shall mean the trust established or maintained under this Agreement and Declaration of Trust, and shall, except for purposes of Section 3.1, include any trust established pursuant to a Trust/Custodial Agreement as provided in Article XXIV.

                  SECTION 2.45 "Trust/Custodial Agreement" shall mean any directed trust and custodial agreement among the Trust, a Trustee/Custodian, and Retirement System Consultants Inc., a wholly-owned subsidiary of the Company, individually and as attorney-in-fact and agent for one or more Plans of Participation, established for the purpose of holding Company Securities and other related assets on behalf of the Full Participating Trusts of such Plans of Participation.

                  SECTION 2.46 "Trustee/Custodian" shall mean any eligible person or institution, holding Company Securities and other assets on behalf of a Participating Trust pursuant to a Trust/Custodial Agreement.

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

                  SECTION 2.47 "Trust Fund" shall mean the assets held by the Trustees in accordance with this Agreement and Declaration of Trust, and shall include any Company Securities and other assets held by a Full Participating Trust through a Trustee/Custodian as provided in
         Article XXIV.

                  SECTION 2.48 "Trust Participant" means the fiduciary or fiduciaries which are vested with authority to cause a trust to become or remain a Participating Trust, or in the case of an individual retirement account described in Section 2.39 (c), means the individual for whose benefit the individual retirement account is established.

                  SECTION 2.49 "Trust Year" shall mean the period commencing October 1 and ending September 30.

                  SECTION 2.50 "Trustee Administrator" shall mean the Trustees, acting as the Plan administrator of the Plans of Participation, other than the Plan administrator of any such plan designated by each of the Full Participating Employers in accordance with Section 14.4.

                  SECTION 2.51 "Trustees" shall mean the trustees acting under this Agreement and Declaration of Trust but shall not include any trustee acting as a Trustee/Custodian as provided in Article XXIV.

                  SECTION 2.52 "Units" shall mean the proportionate undivided beneficial interest in any Investment Fund as determined in accordance with Article III and shall, where appropriate, mean such proportionate undivided beneficial interest expressed in terms of whole and fractional units. Units shall not include any Company securities or other assets held by a Trustee/Custodian or any beneficial interest in such Company Securities or other assets.

                  SECTION 2.53 "Valuation Date" shall mean the close of business of each business day.



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

                                     PART II

                       CONDITIONS OF GENERAL APPLICABILITY

                                   ARTICLE III

                          UNITS OF BENEFICIAL INTEREST



                  SECTION 3.1 NUMBER OF AUTHORIZED UNITS; CLASSES. The beneficial interests in the Trust shall be divided into Units and fractions thereof. The Trust shall have the authority to issue an unlimited number of Units without par value. The Units shall initially be divided into classes, sometimes referred to herein as Investment Funds, in existence on the Restatement Date.

                  Except as otherwise required by law, the Trustees shall have full power and authority without obtaining any prior authorization or vote of any of the Trust Participants, to create and establish any additional class or classes of Units with preferences, voting powers, rights and privileges as the Trustees may from time to time determine; to divide or combine the Units or any class or classes thereof into a greater or lesser number of Units; to classify or reclassify any issued Units into one or more classes of Units so long as such classification or reclassification will not have a material adverse effect on Participating Trusts which own Units of any of the classes; to abolish any one or more classes of Units if no Units of such class or classes are outstanding; and to take such other action with respect to the Units or any class or classes thereof as the Trustees may deem desirable, subject to the terms of this Agreement and Declaration of Trust.

                  SECTION 3.2 VOTING RIGHTS. Whenever any action requiring the vote of Trust Participants is required in accordance with terms of this Trust or otherwise, each full Unit shall be entitled to one vote and each fractional Unit shall be entitled to the corresponding fractional vote. Each trust Participant shall be entitled to exercise the voting rights of Units owned by the Participating Trust of which he is the Trust Participant.

                  SECTION 3.3 POWERS, PREFERENCES AND PARTICIPATIONS. Each class of Units shall have the following powers, preferences and participating or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

                           (a) All consideration received by the Trust for the
                  issue of sale of Units of each class, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the class of Units with respect to which such assets, payments or funds were received by the Trust for all purposes, subject only to the rights of creditors of the Trust, and shall be so handled upon the books of account of the Trust. Such assets, income earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds in whatever form the same may be, are herein referred to as "assets belonging to" such class.


                           (b) The Trustees may from time to time declare and
                  pay dividends or distributions to the Participating Trusts, in Units, in cash, or in other property, on any or all classes of Units, the amount of such dividends or distributions and the payment of them being wholly in the discretion of the Trustees. Dividends or distributions on any class of Units shall be paid only out of earnings or other lawfully available assets belonging to such class.


                           (c) In the event of the liquidation or dissolution of
                  the Trust, Participating Trust owning Units of each class shall be entitled to receive, as a class, out of the assets of the Trust available for distribution to Participating Trusts the assets belonging to such class; and the assets so distributable to the Participating Trust owning Units of any class shall be distributed among such Participating held by them and recorded on the books of the Trust.


                           (d) The assets belonging to any class of Units shall
                  be charged with the liability in respect of such class, and shall also be charged with a share of the general liabilities, and be charged with a share of the general liabilities, and be credited with a share of the general assets, of the Trust in a fair and equitable manner under policies and procedures established by the Trustees. The determination of the Trustees shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, and assets, as to the allocation of the same as to a given class and as to whether the same are allocable to one or more classes.


                  SECTION 3.4       WITHDRAWALS OF UNITS AND COMPANY SECURITIES.

                           (a) The Trustees and any Trustee/Custodian acting
                  pursuant to Article VII, XVII or XXII or the Independent Trustee of a Participating Trust may require the Trust, (i) to the extent that the class of Units in question has assets lawfully available therefor, and out of such assets, to withdraw all or any part of the Units outstanding on the books of the Trust in the name of such Participating Trust, as the Net Asset Value of such Units, payable as provided in the Investment Company Act and (ii) out of any Company Securities and other assets held by the Trustee/Custodian, to withdraw all or any part of such Company Securities or other assets. Units shall be withdrawn at the Net Asset Value next determined after receipt by the Trustees of a request for withdrawal and receipt of all documents which may be required in this Agreement and Declaration of Trust. The Trust shall make payment for any such Units withdrawn in cash, or if in the opinion of the Trustees, which opinion shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property belonging to the class, the value of which shall be determined as provided in Section 3.6. The Trust may, to the extent necessary, sell or cause to be sold any assets belonging to a class of Units to provide cash to pay for Units of such class which are withdrawn. The Trustees may not suspend the right of the holders of any class of Units to require the Trust to withdraw Units of such class except as permitted by the Investment Company Act. At no time prior to the satisfaction of all liabilities of a Participating Trust or of the Trust with respect to any Participant or beneficiary of the Plan of which such Trust is a part shall that part of the corpus or income of the Trust that equitably belongs to the Participating Trust maintained for the benefit of such Participant or beneficiary of the Plan of which such Trust is a part be used for or diverted to purposes other than for the exclusive benefit of such Participant or beneficiary of the Plan of which such Trust is a part. All distributions from the Trust to a Participating Trust, whether upon withdrawal of Units or withdrawal of Company Securities or other assets held by the Trustee/Custodian, disqualification of the Participating Trust or otherwise, shall be deemed to be fore the exclusive benefit of the Participants of the Plan funded in whole or in part by such Participating Trust or the beneficiaries thereof.


                           (b) If at any time it should be determined that any
                  Participating Trust is no longer a Qualified Trust, the Trustees shall withdraw from the Trust all Units owned by such Participating Trust at the Net Asset Value of such Units next determined after the Trustees are apprised of such disqualification and shall distribute the payment for such Units to the disqualified Participating Trust. At such time, any Trustee/Custodian shall withdraw all Company Securities and other assets held for such Participating Trust by the Trustee/Custodian and distribute such Company Securities and other assets to the disqualified Participating Trust.


                           (c) Notwithstanding the foregoing provisions of this
                  Section 3.4, in the event of the withdrawal from the Trust by a Participating Trust which is a Full Participating Trust of all of the Units outstanding on the books of the Trust in the name of such Full Participating Trust, the payment made for such Units withdrawn shall be separately held and administered by the Trustees, acting as the Trustees of such Full Participating Trust, in the manner provided under Section
                  22.8 unless the Trustees shall agree to maintain the Plan Interest of such Full Participating Trust invested in Units in accordance with section 22.8. The withdrawal of all Units outstanding on the books of the Trust in the name of such Full Participating Trust shall be deemed a withdrawal of all Company Securities and other assets held by a Trustee/Custodian on behalf of such Full Participating Trust, and such Company Securities and other assets shall be held and administered by the Trustee/Custodian in accordance with
                  Section 22.8.


                  SECTION 3.5       EXCHANGE.

                           (a) The Independent Trustee of a Participating Trust
                  shall be entitled, subject to such limitations as the Trustees in their sole discretion may adopt, to convert all or any part of the Units of any class owned by such Participating Trust, on the basis hereinafter set forth into Units and fraction thereof of any other class of the Trust. Units and fraction thereof shall be exchanged at the Net Asset Value next determined after receipt by the Trustees of a request for exchange. The Trustees shall determine the Net Asset Value of the Units and fraction thereof to be converted and, within five business days after receipt of such request, shall transfer to such Participating Trust on the books of the Trust such number of Units and fraction thereof of the class desired as, taken at the Net Asset Value thereof determined in the same manner and at the same time as that of the Units and fraction thereof exchanged, shall equal the Net Asset Value of the Units exchanged. Upon any exchange, proper transfer shall be made between the assets belonging to the various classes of Units involved.


                           (b) The exchange of Units and any fraction thereof
                  owned by a Full Participating Trust shall be effected in the same manner as provided under Section 3.5(a); provided, however, that the right of exchange shall be solely that of the Investment Fiduciaries, or, in the absence of Investment Fiduciaries, the Trustees, acting as Trustees of such Full Participating Trust. Such exchange shall be exercised in the manner provided in Article XVII.


                  SECTION 3.6 VALUATION OF UNITS. The Net Asset Value of the Units of each class shall be determined, in accordance with the Investment Company Act and with generally accepted accounting principles, by dividing the net asset value of the class (total value of the assets of such class, less any liabilities allocated to such class) by the total outstanding Units of such class. The Net Asset Value of the Units of each class shall be determined no less frequently than as shall be required by applicable provisions of the Investment Company Act and regulations and rules thereunder and in accordance with rules of the Trustees.

                  SECTION 3.7 STATUS OF UNITS. Units acquired by Participating Trusts in the manner described in Section 4.1 shall be fully paid and nonassessable. No Participating Trust, Trust Participant or any other person shall have preemptive rights.

                                   ARTICLE IV

                             ADMISSIONS TO THE TRUST



                  SECTION 4.1 ADMISSIONS TO PARTICIPATION. Units may be owned only by a Qualified Trust established by an Eligible Employer under a trust instrument or a trust or custodial agreement in the case of an individual retirement account described in Section 2.39(c), which shall be this Agreement and Declaration of Trust in the case of a Full Participating Trust, which specifically authorizes it to participate in the Trust and with respect to which a Participation Agreement shall have been provided in accordance with Section 4.2. A Qualified Trust shall become a Participating Trust as of (a) the date on which the transfer of all or part of its assets to the Trustees is accepted by the Trustees for one or more of the Investment Funds or (b), if no assets are so transferred, that date on which contributions are accepted by the Trustees for one or more of the Investment Funds. Pursuant to similar transfer and acceptance, additional assets may be admitted to any Investment Fund subject to the provisions of the Participation Agreement and this Agreement and Declaration of Trust. The Trustees in their sole discretion may decline to accept a Participation Agreement with respect to any Qualified Trust or to accept any assets of any type or class of Qualified Trust or of any Qualified Trust. The Trustees may establish minimum dollar amounts of initial or additional assets to be admitted. Assets shall be accepted for admission to an Investment Fund, and Units shall be issued to the Participating Trust in consideration therefor, on the basis of the Net Asset Value of the Unit of such Investment Fund next determined after admission of such assets. Any Participating Trust may have an interest in more than one than one Investment Fund, and the proportion of its assets that is invested in each may be changed from time to time in accordance with Section 3.5.

                  SECTION 4.2 PARTICIPATION AGREEMENT. Each Participating Employer shall deliver to the Trustees a Participation Agreement containing the terms and conditions specified in this Agreement and Declaration of Trust and such other terms and conditions as the Trustees may determine. Without limitation of the foregoing, the Participation Agreement shall evidence the adoption of this Agreement and Declaration of Trust and the Trust as a part of the Plan of the Participating Employer, and shall provide that the terms and provisions of this Agreement and Declaration of Trust shall be controlling with respect to any assets held by the Trustees and shall designate or otherwise identify the Trust Participant acting with respect to the Participating Trust. The Participation Agreement with respect to a Full Participating Trust shall contain such additional terms and conditions as are required under Section 14.2. The Participation Agreement with respect to a Participating Trust which is an individual retirement account described in Section 2.39(c) or which has been established under a master, prototype or other sponsored arrangement shall contain such additional terms and conditions as may be required under Part IV.

                  SECTION 4.3 NO CERTIFICATES; NONTRANSFERABILITY OF INTEREST. Ownership of Units shall be recorded on the books of the Trust or its transfer agent. No certificate or other document shall be issued evidencing any interest in the Trust. The Trustees may make such rules as they consider appropriate for the recordation of ownership of Units and similar matters. The record books of the Trust or any transfer agent shall be conclusive as to Participating Trusts which are holders of Units of each class, as to the number of Units of each class held by each Participating Trust and as to the name of the Trust Participant to whose account in the Participating Trust Units are at any relevant time allocated; provided, however, that the Independent Trustee shall certify to the Trustees the names of each Trust Participant entitled to vote in accordance with Section 3.2 and the number of Units of each class held by such Participating Trust which are entitled to be voted by such Trust Participant, and the Trustees shall be fully protected in relying upon any such certification. Except as provided in Section 3.5, no Participating Trust shall have the power to sell, assign or otherwise transfer any Unit or all or any part of its equity or interest in the Trust or use it as security for a loan.

                  SECTION 4.4 INITIAL PARTICIPATION. As of the close of business on August 31, 1984, the Trustees converted into Units the Value of the beneficial interests of each Full Participating Trust in each Investment Fund, as established in accordance with the provisions of the 1984 Restated Agreement immediately prior to such conversion, and such Units replaced the interests in the Investment Funds of such Full Participating Trusts. Coincident with such conversion under such rules as the Trustees established, the Trustees were empowered to effect any reallocation of the interest of any such Full Participating Trust between and among the Investment Funds in accordance with Article XVII and issue Units on such reallocated basis.

                                    ARTICLE V

                  ELECTION OF TRUSTEES; ACTION AND ORGANIZATION



                  SECTION 5.1 NUMBER AND ELECTION OF TRUSTEES. The number of Trustees shall be determined by the Trustees and shall be determined by the Trustees and shall be not less than nine nor more than nineteen. The Trustees shall be elected annually by the Trust Participants as hereinafter provided, and each Trustee shall hold office until his successor shall have been duly chosen and qualified, or until he shall have resigned or for other reasons shall have ceased to be a Trustee. The Trustees shall be divided into three classes of equal number, provided that if the total number of Trustees fixed in accordance with this Section does not permit such equal division, the Trustees shall increase the number of Trustees in any class or classes in their discretion to the extent required in order to assign each Trustee to a class, with the members of each class to be determined by the Trustees. Upon the expiration of the term of the Trustees in any such class, successors to such Trustees shall be elected by the Trust Participants for terms of three years. There shall be no limitation on the number of terms which may be served by the Trustees. Any Trustee may be removed at any time, with or without cause, by majority vote of the Trustees. In the event of the death, resignation, removal, or disqualification, of any Trustee or increase in the authorized number of Trustees or other cause, the vacancy thereby created shall be filled by majority vote of the remaining Trustees, and any member so chosen shall hold office for the remainder of the term for which the Trustee was elected and until his successor shall have been duly chosen and qualified. When the number of Trustees is increased, the Trustees shall designate the class or classes in which the newly elected Trustees shall serve. The power of the Trustees to fill vacancies shall be subject to the provisions of Section 16 of the Investment Company Act.

                  SECTION 5.2 QUALIFICATION OF TRUSTEES. The persons serving as Trustees shall be eligible to serve as directors of a registered investment company under the Investment Company Act, and a majority of the Trustees shall not be "interested persons", as such term is defined in the Investment Company Act.

                  SECTION 5.3 ACTION BY THE TRUSTEES. Except as otherwise required by law or by this Agreement and Declaration of Trust, the Trustees shall exercise their powers and perform their duties at such times, in such manner and pursuant to such rules and procedures as they may from time to time determine.

                  SECTION 5.4 COMPENSATION. The compensation of the Trustees shall be as determined from time to time by vote of the Trust Participants. No Trustee who is an officer of the Trust shall receive compensation for services as a Trustee.

                  SECTION 5.5 SERVICE IN MULTIPLE FIDUCIARY CAPACITIES. The Trustees, the officers of the Trust, or any other person acting in a fiduciary capacity under this Agreement and Declaration of Trust may serve in more than one fiduciary capacity with respect to the Trust or any Plan of Participation and any fiduciary may serve as such in addition to being an officer, employee, or agent or other representative of a party in interest.

                  SECTION 5.6 EXECUTIVE COMMITTEE. The Trustees may in their discretion and by vote of a majority of the Trustees elect annually an Executive Committee consisting of such number of Trustees, not less than five, as the Trustees shall by a majority vote determine, and may change the membership of, fill vacancies in, or dissolve such Committee. Unless otherwise provided by resolution of the Trustees or applicable law, Executive Committee shall have and may exercise all of the powers of the Trustees when the Trustees are not meeting, excepting, however, the election of Trustees, the election of officers, and the amendment of this Agreement and Declaration of Trust. Regular meetings of the Executive Committee shall be held at such times and places as are fixed by such Committee. A majority of the Executive Committee shall constitute a quorum at all meetings, and the action of a majority of the Executive Committee present at any meting at which a quorum is present shall be the act of the Executive Committee.

                  SECTION 5.7 ADMINISTRATIVE RULES. The trustees shall have the power to adopt administrative rules and procedures consistent with this Agreement and Declaration of Trust and from time to time may alter, amend or repeal any such rules and procedures in all cases consistent with the Investment Company Act.

                                   ARTICLE VI

                          ACTION BY TRUST PARTICIPANTS



                  SECTION 6.1 MEETINGS. Meetings of the Trust Participants for such purposes as may be permitted or required by law or this Agreement and Declaration of Trust shall be held at such time and place as may be specified in the rules and procedures of the Trustees or as may be specified by the Secretary of the Trust or officer performing similar functions in the notice of meeting.

                  SECTION 6.2 NOTICE OF MEETING. The Secretary of the Trust shall cause written or printed notice of the time, place and purpose or purposes of each meeting of Trust Participants to be given at least 10 days, but not more than 60 days, prior to each meeting to each Trust Participant entitled to vote at such meeting. The Trustees shall fix, in advance, the record date for determination of entitlement to vote at any such meeting.

                  SECTION 6.3 VOTING POWERS. Trust Participants shall have the power to vote with respect to matters relating to the Trust as may be required by law, this Agreement and Declaration of Trust or the rules and procedures of the Trustees. Until Units of any class are issued, the Trustees may exercise all rights of Trust Participants and may take any action permitted or required by law, this Agreement and Declaration of Trust or the rules and procedures of the Trustees to taken by Participants.

                  SECTION 6.4 QUORUM. The presence at any meeting, in person or by proxy, of Trust Participants under Participating Trusts which own one-thirds of the issued and outstanding Units shall constitute a quorum for the transaction of business, except when any provision of law or this Declaration permits or requires that the Units be voted by a class or by classes, then participants under Participating Trusts which own one-thirds of the issued and outstanding Units of the class entitled t vote shall constitute a quorum for the transaction of business. In the absence of a quorum, the Trust Participants who are present in person or represented by proxy, by the affirmative vote of such Trust Participants entitled to cast a majority of the votes, may adjourn the meeting to another time and place. No notice of adjournment need be given, and business that might have been transacted at the meeting originally called may be transacted at any adjourned meeting at which a quorum is present.

                  SECTION 6.5 VOTING. On any matter submitted to a vote of Trust Participants, all Units then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, Units shall be voted by individual class; and (b) when the matter affects an interest of less than all classes, then only Trust Participants under Participating Trusts which own Units of the affected class or classes shall be entitled to vote thereon. All matters shall be decided by a majority of the votes validly cast except as otherwise required by law or this Declaration. There shall be no cumulative voting in the election of Trustees.

                  SECTION 6.6 RULES AND PROCEDURES. The Trustees may adopt further rules and procedures for meetings and votes of Participants and related matters.

                                   ARTICLE VII

                   POWERS AND RESPONSIBILITIES OF THE TRUSTEES



                  SECTION 7.1 IN GENERAL. The business and affairs of the Trust shall be managed by the Trustees. The Trustees shall have all powers necessary or desirable (a) to carry out that responsibility, including the powers set forth in this Agreement and Declaration of Trust and all other powers reasonably incidental to the accomplishment of the purposes of this Trust and (b) to take whatever actions are required to be taken by a board of directors of an investment company registered under the Investment Company Act. Without limiting the generality of the foregoing, the Trustees shall act as the Trustees of the Trust and as the Trustees of each Full Participating Trust and shall have the powers and responsibilities set forth in this Article and elsewhere in this Agreement and Declaration of Trust.

                  SECTION 7.2 DEPOSITS. The Trustees shall have all powers necessary or desirable to deposit the funds of the Trust in any institution authorized by the banking laws of any State or territory of the United States or the District of Columbia, and to receive deposits, including any such institution which acts as investment advisor to the Trustees or in any other fiduciary capacity with respect to the Trust. Without limiting the generality of the foregoing, the Trustees are specifically empowered to make arrangements with any bank or trust company for the deposit, custodianship, safekeeping or investment of the assets of the Trust.

                  SECTION 7.3 BORROWING. The Trustees shall have all powers necessary or desirable to borrow money; to make, execute and issue promissory notes and other obligations of the Trust for monies borrowed; and to secure the payment of any such instrument, or by other lien upon, assignment, pledge, deposit or hypothecation of all or any part of the real or personal property, interest, rights, franchises, or privileges of the Trust.

                  SECTION 7.4 PURCHASE AND SALE. Subject to the provisions of
         Section 8.3(c), the Trustees shall have all powers necessary or desirable to purchase, receive or subscribe for any securities or other property and retain in trust such securities or other property, and to sell the same for cash or on credit, to grant or purchase options, convert, redeem, exchange for other securities or other property, to write call options against any securities or other property or other forms of options directly related to any call option outstanding, to enter into stand-by agreements for future investment, either with or without a stand-by fee, or otherwise to dispose of any securities or other property at any time held by the Trust.

                  SECTION 7.5 LITIGATION. Subject to the provisions of Section 8.3(c), the Trustees shall have all powers necessary or desirable to settle, compromise or submit to arbitration any claims, debts, or damages, due to owing to or from the Trust; to commence or defend suits or legal proceedings; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal.

                  SECTION 7.6 RIGHTS UNDER SECURITIES OR OTHER PROPERTY. Subject to the provisions of Section 8.3(c), the Trustees shall have all powers necessary or desirable to exercise any conversion privilege and/or subscription right available in connection with any securities or other property at any time held by the Trust; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association whose securities may at any time be held by the Trust and to do any act with reference thereto including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be necessary or advisable in connection therewith, and to hold and retain any securities or other property which the Trust may so acquire; and to deposit any property with any protective, reorganization or similar committee, and to pay such committee and pay any assessments levied with respect to property so deposited.

                  SECTION 7.7 PROXIES. Subject to the provisions of Section 8.3(c), the Trustees shall have all powers necessary or desirable to exercise, personally or by general or by limited power of attorney, any right including the right to vote, appurtenant to any securities or other property held by it at any time.

                  SECTION 7.8 REAL ESTATE. Subject to the provisions of Section 8.3(c), The Trustees shall have all powers necessary or desirable to manage, administer, operate, lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by the Trust, and to hold any such real property in the name of the Trust or in the name of the nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity, all upon such terms and conditions as may be deemed necessary or advisable. To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed necessary or advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed necessary or advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed necessary or advisable; to exercise and enforce any all rights of foreclosure, to bid in property on foreclosure, to take in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit or proceedings at law or in equity any rights or remedies in respect to any such mortgage or guarantee.

                  SECTION 7.9 HOLD ASSETS UNINVESTED. Subject to the provisions of Section 8.3(c), the Trustees shall have all powers necessary or desirable to hold part or all of the assets of the Trust uninvested.

                  SECTION 7.10 NOMINEES. The Trustees shall have all powers necessary or desirable to register any securities held by the Trust hereunder in the name of the Trust or in the name of a nominee with or without the addition of words indicating that such securities or other property in a depository or clearing corporation.

                  SECTION 7.11 FORM CORPORATIONS AND TRUSTS. The Trustees shall have all powers necessary or desirable to form corporations and to create trusts to hold title to any securities or other property, all upon the terms and conditions as may be deemed advisable.

                  SECTION 7.12 LENDING SECURITIES. The Trustees shall have all powers necessary or desirable to loan any securities to brokers or dealers and to secure the same in any manner, and during the term of any such loan to permit the loaned securities to be transferred unto the name of and voted by the borrower or others; and to hold and administer any securities or other property with respect to which the foregoing powers have or may be exercised, including any security or collateral received by the Trustees, in any sub-account which may be invested in securities or other property of different types than the securities or other property of different types than the securities or other property otherwise held in the Investment Fund subject to the foregoing powers.

                  SECTION 7.13 INSTRUMENTS. Subject to the provisions of Section 8.3(c), The Trustees shall have all powers necessary or desirable to make, execute and deliver, as Trustees, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

                  SECTION 7.14 SERVICE CORPORATIONS. Without limitation of the authority granted in this Article, the Trustees may form a corporation or corporations and retain the stock thereof in the Trust. The formation of such corporation or corporations shall be for the purpose of providing through such corporation or corporations (a) such advisory, recordkeeping or other services as the Trustees may deem necessary or desirable for the operation of the Trust and (b) such services as they may deem necessary or advisable to perform for Full Participating Trusts as provided in this Agreement and Declaration of Trust , or for others.

                  SECTION 7.15 CONSTRUCTION. The Trustees shall have the power to construe any provision of this Agreement and Declaration of Trust and any Participation Agreements and to determine questions of fact which may arise hereunder or thereunder. The Trustees shall have no power to construe any provision of a Plan of Participation, and the construction of any such provision shall be the sole responsibility of the Employer Fiduciaries; provided, however, that each Plan of Participation shall be subject to the provisions of the Agreement and Declaration of Trust.

                  SECTION 7.16 AUTHORIZATION FOR ACTION RELATING TO STATE OR FEDERAL LAWS. Without limitation of the powers otherwise granted to the Trustees hereunder, the Trustees shall be authorized and empowered to take such action as they may be deem necessary so that the operation and administration of the Trust, or any aspect of such operation and administration, shall be consistent with any applicable state or federal law or ruling of a state or federal administrative agency; provided, however, that any such action shall be consistent with provisions of ERISA.

                  SECTION 7.17 RETENTION OF CONSULTANTS OR ADVISORS. The Trustees, acting as Trustee Administrator in accordance with Section 14.4, shall appoint an Enrolled Actuary who shall advise the Trustees on all technical matters of an actuarial nature and shall have all other duties of an Enrolled Actuary under ERISA with respect to the Trust and the Plans of Participation. The Trustees may appoint a medical board, which may consist of one or more physicians which shall have charge of and supervision over all medical examinations required in connection with the operation of the Trust. The Trustees may also appoint such other consultants, or advisors, including investment advisors and counsel, as they may see fit.

                  SECTION 7.18 ACTUARIAL TABLES. The Trustees shall from time to time upon the advice of the Enrolled Actuary adopt for the Trust and the Plans of Participation such actuarial assumptions and tables as the Trustees shall deem necessary or advisable. On the basis of such actuarial assumptions and tables as the Trustees adopt, the Enrolled Actuary shall make an annual valuation of the assets and liabilities of the Plans of Participation.

                  SECTION 7.19 CONTRIBUTIONS, BENEFITS. The Trustees shall have all powers necessary or desirable to receive contributions and to disburse to Participants and their beneficiaries the benefits provided under this Agreement and Declaration of Trust and a Full Participating Employer's Plan of Participation upon application made beneficiary provided to the Trustees in accordance with Section 14.3. Without limiting on behalf of a Participant or the generality of the foregoing, the Trustees are empowered to (a) transfer or roll-over from the Units, of a Plan of Participation amounts held with respect to a Participant or beneficiary under such Plan to an individual retirement account or to another plan which is qualified under Section 401(a) of the Code and (b) transfer or roll-over amounts held with respect to a Participant or beneficiary under an individual retirement account to another individual retirement account. The Trustees shall make any such transfer or roll- over only on the direction of the Employer Fiduciaries of such Plan which shall be deemed to incorporate the certification of such fiduciaries that such transfer or roll-over conforms to the provisions of the Code and such transferee account or plan and shall have no responsibility or liability for such transfer or roll-over or with respect to the terms and conditions of any such transferee account or plan.

                  SECTION 7.20 CONTRACTS WITH INSURANCE COMPANIES. The Trustees shall have power to make, enter into, amend, perform, enforce or terminate, in whole or in part, suitable contracts with insurance companies, whereby such companies will underwrite the payment of all or part of the benefits herein provided to be paid; and to deliver to such companies all or such part of the contributions collected from the Participants and the Full Participating Employers as are deemed proper by the Trustees. Any such contract may be held, for the purpose of providing solely for the funding of benefits under such Plan or Plans of Participation, as may be designated by the Trustees.

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                                  ARTICLE VIII

                                   INVESTMENT



                  SECTION 8.1 INVESTMENT FUNDS, FUND GUIDELINES AND CLASSIFICATIONS.

                           (a) The Trustees shall divide the Units for the
                  purposes of investment into such number of Investment Fund, as they may deem desirable in accordance with Section 3.1. The Trustees shall establish such Fund Guidelines as they may deem desirable to govern the investment policy to be followed with respect to each Investment Fund by the Trustees or by the Investment Manager having investment authority over such Investment Fund. Such Fund Guidelines may establish the investment policy and objectives of an Investment Fund in terms of authorized types or classifications of securities or other property, of types or styles of investment management, or such other investment criteria or limitations as the Trustees may determine.


                           (b) Without limitation of any other authority of the
                  Trustees under this Agreement and Declaration of Trust, the Trustees may retain such advisors or consultants as they may deem necessary or desirable in order to assist them in the selection of Investment Managers, in any allocations, classifications and establishment of guidelines contemplated in this Section or in the review, evaluation, and monitoring of any Investment Fund managed by the Trustees, if any.


                  SECTION 8.2 DISCRETION TO INVEST. The assets of each Investment Fund shall be invested by the Trustees or by an Investment manager designated by the Trustees to manage such Investment Fund in accordance with Section 8.3 in the sole and absolute discretion of the Trustees or such Investment Manager, as the case may be, in such securities or other property as they may deem appropriate under the requirements of ERISA for the investment of such Investment Fund, subject, however, to such Fund Guidelines as the Trustees may establish with respect to such Investment Fund in accordance with Section 8.1. Subject to the provisions of the foregoing sentence, the term "securities or other property" shall be deemed to refer to any property, real or personal, or part interest therein, wherever situate, including but without being limited to governmental, corporate or personal obligations, trust and participation certificates, leaseholds, fee titles, mortgages and other interests in realty preferred and common stocks, shares of investment companies, certificates of deposit, call options as provided in Section 7.4 or any other option, partnership interests, contracts relating to the lending of property, futures contracts including contracts for the purchase or sale of commodities, variable amount notes, repurchase agreements, evidences of indebtedness or ownership in foreign corporations or indebtedness of foreign governments or any other evidences of indebtedness or ownership.

                  SECTION 8.3 MANAGEMENT AND CONTROL OF INVESTMENT FUNDS.

                           (a) DESIGNATION OF INVESTMENT MANAGERS. The Trustees
                  may designate an Investment Manager to manage and control (including the power to acquire and dispose of) the assets of any of the Investment Funds or may retain as Trustees the management and control of any of the Investment Funds. To the extent provided in Article XVII, the Trustees shall direct the manner of allocation of assets between the Investment Funds and may direct the transfer of assets between or among any such Investment Funds on reasonable prior notice to any affected Investment Manager. The Trustees shall be the named fiduciaries of each Plan of Participation, within the contemplation of ERISA, for the purpose of designating Investment Managers in accordance with the provisions of this Section.


                           (b) QUALIFICATION OF INVESTMENT MANAGERS. Any
                  Investment Manager shall be either (i) an investment adviser registered as such under the Investment Advisers Act of 1940; or (ii) a bank, as defined in that Act; or (iii) an insurance company qualified to perform investment management services under the laws of more than one state. Any Investment Manager shall in writing certify to the Trustees that it is qualified to act in such capacity under clause (i), (ii) or (iii) of the preceding sentence, shall accept its appointment as such Investment Manager, shall acknowledge that it is a fiduciary under this Agreement and Declaration of Trust and the Plans, shall certify the identity of the person or persons authorized to give instructions or directions on its behalf, and shall undertake to perform the duties imposed on it under this Agreement and Declaration of Trust.


                           (c) POWERS AND RESPONSIBILITIES OF INVESTMENT
                  MANAGERS. The Investment Manager designated to manage any Investment Fund shall have exclusive authority to manage, acquire and dispose of any assets of such Fund. The Trustees shall exercise the powers set forth in Sections 7.4, 7.5 (where such power relates to an investment subject to the management of an Investment Manager), 7.6, 7.7, 7.8, 7.9 and
                  7.13 only when, if and in the manner directed in writing by such Investment Manager.


                           An Investment Manager shall have the power and
                  authority to be exercised in its sole discretion at any time and from time to time issue orders for the purchase or sale of securities directly to a broker. Upon the directions of the Investment Manager, the Trustees shall execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustees under this Agreement and Declaration of Trust. The Trustees shall have authority to establish such trading rules or guidelines applicable to the Investment to the Investment Managers as they may deem necessary or desirable.


                           (d) RESPONSIBILITIES RELATING TO INVESTMENT FUNDS
                  INVESTED BY INVESTMENT Managers. The Trustee shall not be under any obligation to invest or otherwise manage any assets of any Investment Fund subject to the management of any Investment Manager. Unless the Trustees participate knowingly in, or knowingly undertake to conceal, an act or omission of an Investment Manager, knowing such act or omission to be a breach of the fiduciary responsibility of such Investment Manager, the Trustees shall be under no liability for any loss of any kind which may result (i) by reason of any action taken by them in accordance with any direction of such Investment Manager, (ii) by reason of their failure to exercise any power or authority because of the failure of such Investment Manager to give directions in accordance with this Section 8.3, or
                  (iii) by reason of any act or omission of an Investment Manager under the second paragraph of Section 8.3(c).


                           (e) DEPOSITS WITH INVESTMENT MANAGER. Any Investment
                  Manager which is a bank may deposit assets of which it is given custody in a deposit or savings account with itself or an affiliate; provided, however, that any such deposit or account shall bear a reasonable rate of interest.


                           (f) INVESTMENT IN COLLECTIVE FUND OF INVESTMENT
                  MANAGER WHICH IS A BANK. Any Investment Manager which is a bank may invest any assets subject to its management in any collective investment fund maintained by it for the investment of assets of trusts which are exempt from taxation under
                  Section 501(a) of the Code. To the extent of such investment, the terms of any instrument establishing such collective investment fund shall be a part of this Agreement and Declaration of Trust and of the Plans maintaining an interest in any Investment Fund invested in accordance with this subsection (f).


                           (g) AUTHORIZATION OF INVESTMENT MANAGERS TO EXERCISE
                  SPECIFIC POWERS. Notwithstanding the foregoing provisions of this Section 8.3, the Trustees may designate an Investment Manager (i) to exercise (or direct the Trustees in the exercise of) the powers set forth in Section 7.12, or (ii) to invest assets on a short-term or temporary basis pending permanent investment or distribution, with respect to any Investment Fund or any portion thereof. In the event of a designation under this subparagraph, the Investment Manager or Managers designated generally to manage such Fund pursuant to Section 8.3(c) shall, subject to the requirements of ERISA, have no responsibility or liability with respect to the authorities vested in any Investment Manager designated under this subsection. The provisions of Section 8.3(f) shall be applicable to any Investment Manager designated under this subsection (g) which is a bank.

                                   ARTICLE IX

                              OFFICERS OF THE TRUST



                  SECTION 9.1 CHAIRMAN AND AUTHORIZED OFFICERS. The Trustees may elect a Chairman (who may or may not be an officer of the Trust), and shall elect a President, one or more Vice Presidents, a Secretary, a Treasurer and an Auditor, together with such other officers as they may see fit and may delegate to and allocate among such officers any specified fiduciary responsibilities. The officers of the Trust shall report to the Trustees on a regular basis, not less often than annually, as determined by the Trustees, on the performance of their responsibilities in connection with the Trust. Any two or more offices may be held by the same person except that the office of Secretary shall not be held by the Chairman or by the President.

                  SECTION 9.2 POWERS OF OFFICERS. The officers of the Trust shall have such fiduciary responsibilities as may be delegated to or allocated among them by the Trustees under this Agreement and Declaration of Trust and shall have all powers reasonably incidental to the performance of such fiduciary responsibilities. Without limiting the generality of the foregoing, the officers of the Trust so designated (a) shall approve, on behalf of the Trustees, any Plan of Participation or amendment thereof pursuant to Article XV, and (b) may retain agents to perform any ministerial acts in connection with the operation and administration of the Trust and shall provide such agents with such framework of policies, rules, guidelines, interpretations, practices and procedures as they may deem necessary or desirable. The Trustees and officers of the Trust may rely upon any information, data, computations, statistics, reports or analyses supplied by any agents so designated.

                  SECTION 9.3 RETENTION OF SERVICING AGENCIES. Without limitation of the foregoing provisions of this Article IX, the Trustees may delegate to the Chairman and/or President of the Trust the authority to designate and retain in his sole discretion servicing agencies to perform such types of services as may be specified by the Trustees, other than services relating to the selection of the Investments of the Trust, including but not limited to, recordkeeping, custody, transfer agent, fund distribution, accounting, administration, banking or office services.

                                    ARTICLE X

                                   ACCOUNTING



                  SECTION 10.1 TRUSTEES' ACCOUNTS. The Trustees shall keep full accounts of all of their receipts and disbursements.

                  SECTION 10.2 AUDITS AND REPORTS OF INVESTMENT PORTFOLIOS. At least once during each period of 12 months the Trustees shall cause an audit to be made of the Trust by independent certified public accountants and shall provide copies of such audits to the Trust Participants or the Investment Fiduciary (as determined by the Participating Employer) on an annual basis. The Trustees shall make such reports a required by law.

                  SECTION 10.3 ACCOUNTS OF PARTICIPATING TRUSTS. The Trustees shall maintain a separate account or accounts on the books of the Trust for each Participating Trust. All transactions for such participating Trust shall be recorded by the Trustee in such account(s). Statements showing transactions of and the number of Units held by each Participating Trust shall be rendered by the Trustees to the Trust Participants or the Investment fiduciary (as determined by the Participating Employer) thereof on a regular periodic basis as determined by the Trustee from time to time, but not less often than annually.

                  Separate accounts referred to in this Section 10.3 and the audits referred to in Section 10.2 shall constitute the report of the Trustees with respect to each Participating Trust. Except to the extent otherwise required by applicable law, the Trustees shall not have any obligation to render any other report or accounting to any person. Unless the Trust Participant or Investment Fiduciary shall have filed with the Trustees written acceptances or objections to any such report within 60 days after receipt thereof, such Trust Participant or Investment Fiduciary, as the case may be, shall be deemed to have approved such report, and in such case or upon written approval by the Trust Participant or Investment Fiduciary, as the case may be, of any such report, the Trustees shall, to the maximum extent permitted by ERISA, be forever released and discharged with respect to all matters and things embraced in such report. To the extent permitted by ERISA, in the event of objections to any such report, the Trustees shall apply to a court of competent jurisdiction for the judicial settlement of the Trustees', account, as set forth in the reports of the Trustees, and in any such action or proceeding, it shall be necessary to join as parties only the Trustees, Participating Employers, Trust Participants and Investment Fiduciaries if any; and any judgment or decree which may be entered shall be conclusive.

                                   ARTICLE XI

                        TAXES, EXPENSES AND COMPENSATION



                  SECTION 11.1 TAXES. The Trustees shall deduct from and charge against the Trust any taxes paid by them which may be imposed upon the Trust or the income thereof or which the Trustees may be required to pay with respect to the interest of any Participating Trust, equitably allocating the same among the various Investment Funds.

                  SECTION 11.2 EXPENSES AND TRUSTEES' COMPENSATION. The Trustees may charge against the Trust the fees and expenses incurred by them in the administration of the Trust, including without limitation, interest expense; expenses of valuing assets; fees of any person or entity (including the Trustees or any service corporation established pursuant to Section 7.14) providing consultation, investment advisory or management services to the Trust; fees and commissions of every kind; expenses of issue, withdrawal and exchange of Units; expenses of registration and qualification of the Trust and its Units under federal and state laws and regulations; fees and disbursements of independent certified public accountants and counsel; fees and expenses of custodians, transfer agents and registrars; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to Participating Trusts; expenses of meetings of Trust Participants; insurance expenses; association membership dues and such non-recurring items as may arise, including litigation to which the Trust is a party and for all losses and liabilities, incurred by it in administering the Trust; and for the payment of such fees, expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the Trust estate prior to any rights or interests of the Participating Trustees. Notwithstanding the preceding provisions of this Section, the Trustees shall allocate among and charge to Participating Employers for whom participating Trusts constituting individual retirement accounts described in Section 2.39(c) have been created, that portion, as determined by the Trustees in their sole discretion, of the fees and expenses incurred in the administration of the Trust with respect to such Participating Trusts that exceeds the portion of such expenses attributable to such accounts that is otherwise charged against the Trust in accordance with the preceding provisions of this Section.

                                   ARTICLE XII

                            AMENDMENT OR TERMINATION



                  SECTION 12.1 AMENDMENT. This Agreement and Declaration of Trust may be amended by the Trustees at any time or from time to time and in any respect; provided, however, that if such amendment amends
         Section 3.1. 3.2. 3.3 or 3.7, Article VI, or Section 12.2, 13.3 or 13.5, such amendment shall be submitted to a vote of the Trust Participants and shall become effective upon approval of the Trust Participants. No such amendment shall divert any part of the Trust Fund that equitably belongs to any Participating Trust for purposes other than the exclusive benefit of the Participants and beneficiaries of the Plans funded thereunder at any time prior to the satisfaction of all liabilities with respect to such Participants. A copy of each amendment, approved by the Trustees, shall be mailed to each Trust Participant as soon as practicable after approval.

                  SECTION 12.2 DURATION AND TERMINATION. The Trust shall continue for such time as may be necessary to accomplish the purpose for which it was created; provided, however, that:

                           (a) The Trustees, with the approval of Trust
                  Participants which have voting authority over at least a majority of the outstanding Units of any class of Units, may sell and convey the assets of such class to another trust or corporation organized under the laws of any state of the United States for a consideration which may include the assumption of all or a part of the outstanding obligations, taxes and other liabilities, accrued or contingent, of the class and which may include shares of beneficial interest or stock or other securities of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the Participating Trusts owning outstanding Units of the class.


                           (b) The Trustees, with the approval of Trust
                  Participants who are beneficiaries of Participating Trusts which have voting authority over at least a majority of the outstanding Units of any class of Units, may terminate such class. Upon such approval the Trustees shall sell and convert into money all the assets of such class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the class, the Trustees shall distribute the remaining assets of the class ratably among the Participating Trusts owning outstanding Units of the class.

                           (c) Upon completion of the distribution of the
                  remaining proceeds or the remaining assets as provided in subsections 12.2(a) and (b), the Trust shall terminate as to that class and the Trustees shall, to the extent permitted under applicable law, be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

                                  ARTICLE XIII

                   LIMITATION OF LIABILITY AND INDEMNIFICATION



                  SECTION 13.1 EXTENT OF TRUSTEES' RESPONSIBILITY. The Trustees shall discharge their duties under this Agreement and Declaration of Trust with the care, skill prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustees shall not be liable for any loss sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Agreement and Declaration of Trust and of any applicable law. The Trustee shall have no responsibility with respect to the terms, qualified status, operation or administration of any Plan, except to the extent provided with respect to Plans of Participation under Part III or Part IV.

                  SECTION 13.2 LIMITATION OF LIABILITY OF TRUSTEES. None of the Trustees shall be responsible for or liable in any event for neglect or wrongdoing of any other Trustees or of any officer, person, consultant, servicing or other agent, or investment advisor of the Trust, but nothing contained herein shall protect any of the Trustees against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  SECTION 13.3 LIMITATION OF PARTICIPATING TRUSTS', TRUST PARTICIPANTS' AND PARTICIPATING AND EMPLOYERS' LIABILITY. The Trustees shall have no power to bind any Participating Trust, Trust Participant or Participating Employer personally or to call upon any Participating Trust or Trust Participant for the payment of any sum of money or assessment whatsoever other than such as the Participating Trust, Trust Participant or Participating Employer may at any time personally agree to pay by way of subscription for any Units or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Participating Trust, Trust Participant or Participating Employer).

                  SECTION 13.4        INDEMNIFICATION OF TRUSTEES AND OFFICERS.

                           (a) The Trust shall indemnify any person who was or
                  is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administration or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee or officer of the

                  Trust or is or was serving at the request of the Trustees as a director, officer or employee of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, and had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interest of the Trust, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.


                           (b) The Trust shall indemnify any person who was or
                  is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Trustee or officer of the Trust or is or was serving at the request of the Trustees as a director, officer or employee of another corporation, or as an official of a partnership , joint venture , trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.


                           (c) To the extent that a Trustee or officer of the
                  Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
                  Section 13.4(a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses incurred by him in connection therewith.


                           (d) Except as provided in Section 13.4(c), any
                  indemnification under Section 13.4(a) or (b) (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of ERISA, and as authorized in the specific case upon a determination that indemnification of a Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 13.4(a) or
                  (b). Such determination shall be made (i) by the Trustees by a majority vote of a quorum consisting of members who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion, or (iii) by the Trust Participants.


                           (e) Expenses (including attorney's fees) incurred in
                  defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this Article; provided, however, that such an undertaking must be secured by a surety bond or other suitable insurance.


                           (f) The indemnification provided by this article
                  shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of Trust Participants or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.


                           (g) The Trust may purchase and maintain insurance on
                  behalf of any person who is or was a Trustee or officer of the Trust or is or was a Trustee or officer of the Trust or is or was serving at the request of the Trustees as a director, officer or employee of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability under the provisions of this Article; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any of any applicable provision, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of ERISA.


                           (h) Anything to the contrary in the foregoing
                  subsections (a) through (g) notwithstanding, no Trustee or officer shall be indemnified against any liability to the Trust or its Participating Trusts to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and no Trustee or officer shall be indemnified in any other case in which the Investment Company Act would restrict or prohibit such indemnification.


                  SECTION 13.5 INDEMNIFICATION OF PARTICIPATING TRUSTS AND PARTICIPANTS. In case any Participating Trust or Trust Participant or former Participating Trust or Trust Participant shall be held to be personally liable solely by reason of his being or having been a Participating Trust or Trust Participant and not because of his acts or omissions or for some other reason, the Participating Trust or Trust Participant or former Participating Trust or Trust Participant (or its successor, in the case of the Participating Trust, or his heirs, executors, administrators or other legal representatives in the case of the Trust Participant) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expenses arising from such liability. The Trust shall, upon request by the Participating Trust or Trust Participant, assume the defense of any claim made against any Participating Trust or Trust Participant for any act or obligation of the Trust and satisfy any judgment thereon.

                  SECTION 13.6 CONTRACTS OF TRUSTEES. Except as otherwise provided by ERISA and the Investment Company Act, no contract or other transaction between the Trust and any party shall be affected or invalidated by the fact that any one or more of the Trustees is or are interested in, or is a trustee, director, officer or employee of such party and any Trustee or Trustees individually or jointly may be a party or parties to or may be interested in any contract or transaction of the Trust or in which the Trust is interested, and no contract, act or transaction of the Trust with any person or party shall be affected or invalidated by the fact that any Trustee or Trustees of the Trust is a party or are parties to or interested in such person or party and each and every person who may become a Trustee of the Trust is hereby relieved from any liability that might be otherwise exist from contracting with the Trust for the benefit of himself or any party in which he may be in any way interested.

                  SECTION 13.7 RELIANCE ON COMMUNICATION. The Trustees shall be fully protected in acting upon any instrument, certificate, paper or other communication believed by them to be genuine and to be signed or presented by the proper person or persons, and the Trustees shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

                  The Trustees shall not be liable for the proper application of any part of the Trust Fund if payments are made in accordance with the written directions of the Employer Fiduciaries or on the basis of information supplied by them as herein provided, nor shall the Trustees be responsible for the adequacy of the Trust Fund to meet and discharge any and all payments and liabilities under any Plan of Participation. All persons dealing with the Trustees are released from inquiry into the decision or authority of the Trustees and from seeing to the application of any monies, securities or other property paid or delivered to the Trustees.

                                    PART III

                             PLANS OF PARTICIPATION

                                   ARTICLE XIV

                          FULL PARTICIPATING EMPLOYERS



                  SECTION 14.1 REQUIREMENTS FOR PARTICIPATION-GENERALLY. An Eligible Employer which has adopted a Plan of Participation approved by the Trustees in accordance Article XV, and delivered Adopting Resolutions containing the undertakings and agreements specified in
         Section 14.2, may, with the consent of the Trustees, become a Full Participating Employer.

                  SECTION 14.2 Adopting Resolutions. Any Eligible Employer desiring to become a Full Participating Employer shall file with the Trustees Adopting Resolutions, under which it shall or shall agree to:

                           (a) adopt this Agreement and Declaration of Trust as
                  a part of its Plan of Participation and designate the Trustees to act as the Trustees thereof;


                           (b) comply with this Agreement and Declaration of
                  Trust and any amendment thereof and any and all actions lawfully taken by the Trustees thereunder;


                           (c) designate named fiduciaries and plan
                  administrators in accordance with Sections 14.3 and 14.4 and to maintain in office such named fiduciaries and plan administrators, or their duly designated successors, so long as its Plan of Participation in the Trust shall continue;


                           (d) make the contributions required of Full
                  Participating Employers;


                           (e) deduct from the salaries of employees who may
                  become Participants in is Plan of Participants, and to transmit such contribution to the Trustees, so long as its Plan of Participation in the Trust shall continue;


                           (f) elect, if applicable and if it so desires, that
                  its Units shall be allocated between the Investment Funds in accordance with Section 17.3(b);

                           (g) elect, if applicable and if it so desires, that,
                  the actuarial assumptions and/or valuation method shall be established in accordance with Section 16.2(b);


                           (h) establish if applicable, any special conditions
                  of participation required by the Trustees in accordance with
                  Section 15.4.


                  The Trustees may modify or add to the provisions required to be contained in the Adopting Resolutions and may waive any provisions thereof with respect to Plans of Participation.

                  SECTION 14.3      NAMED FIDUCIARIES.

                           (a) Each Full Participating Employer shall duly
                  designate the following named fiduciaries who shall have the authority to control and manage the operation and administration of its Plan of Participation:


                                    (i) The Trustees shall be designated as a
                            named fiduciary of each Plan of Participation to perform with respect to such Plan of Participation the functions specified in this Agreement and Declaration of Trust; and


                                    (ii) A person or persons other than the
                            Trustees shall be designated as Employer Fiduciaries to perform with respect to such Plan of Participation the functions specified in this Agreement and Declaration of Trust and/or in the Plan of Participation and Adopting resolutions.


                           (b) In addition to the designations required under
                  Section 4.3(a), a person or persons other than the Trustees shall be designated as Investment Fiduciary to perform with respect to a Plan of Partial Participation the functions specified in this Agreement and Declaration of Trust and/or in the Plan of Participation and Adopting Resolutions. In the event the Plan of Participation established by a Full Participating Employer is not a Plan of Partial Participation, a person or persons other than the Trustees may be designated as Investment Fiduciary to perform the functions specified in this Agreement and Declaration of Trust and/or in the Plan of Participation and Adopting Resolutions. If so specified in the Adopting Resolutions, the Employer Fiduciaries designated in accordance with Section 14.3(a)(ii) may be designated to act as Investment Fiduciary. The term "Employer Fiduciaries" as used in Section 14.3(c), (d), (e) and (f) and Article XVIII shall include any Investment Fiduciary designated under this subsection.

                           (c) Except to the extent provided by ERISA, neither
                  the Trustees nor any Employer Fiduciaries shall have any liability or responsibility for any action or omission by the other. The designation of the Trustees as named fiduciary of a Plan of Participation as provided in this Section 14.3 shall neither increase nor diminish the responsibilities of the Trustees acting in their capacity as Trustees of the Trust and of each Full Participating Trust in accordance with the provisions of this Agreement and Declaration of Trust.


                           (d) Each Participating Employer shall certify to the
                  Trustees the identity of its Employer Fiduciaries, and the Trustees shall be fully protected in acting in reliance upon any such certification and in continuing to act in reliance thereon until it shall have received a subsequent certification. The Employer Fiduciaries shall acknowledge to the Trustees in writing their acceptance of designation as such fiduciaries, and the Trustees shall be fully protected in relying and in continuing to rely on such acknowledgments until they shall receive written notification that any Employer Fiduciary has ceased to act as such.


                           (e) Any Employer Fiduciary may, without increase or
                  decrease of liability, be constituted and act with respect to any Plan of Participation as and under the name of a board, committee or other body. Any reference to Employer Fiduciaries, their identities, their term of office, procedures and other rules relating to their incumbency shall be established by the Participating Employer and incorporated in its Adopting Resolutions and/or Plan of Participation, and the Trustees shall have no liability or responsibility therefor. The Participating Employer and its Employer Fiduciaries shall agree with the Trustees upon the manner in which any actions of such Employer Fiduciaries, acting individually or as a committee or other body, shall be evidenced and the Trustees and all other persons may rely upon any instrument or document executed in a manner provided in such agreement.


                           (f) The Employer Fiduciaries shall have the
                  responsibilities and powers not inconsistent with this Agreement and Declaration of Trust specified in the Adopting Resolutions and/or Plan of Participation of the Full Participating Employer which has designated them. In addition to any other responsibilities so specified, the Employer Fiduciaries shall be responsible for providing the Trustees with information reasonably required by them in order to determine the benefits of each Participant in the Full Participating Employer's Plan of Participation or such Participant's beneficiary and the amount required to be contributed by the Participating employer, including, without limitation, information relating to age, dates of employment, compensation as the same may be changed from time to time, leave of absence or military absence status, Social Security status, termination of employment, and the amount of and any investment designations applicable under the Plan of Participation with respect to contributions of the Participating Employer or Participants or such Participants' beneficiaries. The Trustees may require any additional information as they may deem necessary or desirable. On the basis of such information, the Trustees shall determine the amount of benefits to which a Participant or such Participant's beneficiary is entitled under the Plan of Participation and shall provide the Employer Fiduciaries with appropriate application or election forms required in order to effectuate such benefits. The Employer Fiduciaries shall be responsible for providing Participants or such Participants' beneficiaries, on a timely basis, with any information or forms provided to them by the Trustees.


                           (g) Any Plan of Participation (i) adopted by a Full
                  Participating Employer on or after August 31, 1984 or (ii) amended and restated on or after October 1, 1989, shall contain a claims procedure as contemplated by ERISA, which shall, without limitation, provide for the hearing of claims appeals by those Employer Fiduciaries who did not render an initial decision with respect to such claim.


                  SECTION 14.4 ADMINISTRATION. Each Full Participating Employer shall designate Administrators to act on behalf of the Plan of Participation of such Full Participating Employer. Such Administrators shall be responsible for complying with the provisions of ERISA pertaining to such office. The duties of the Administrators shall be allocated between the Trustee Administrator and the Plan Administrator as provided in this Section 14.4. The Trustees shall be designated as the Trustee Administrator. Such Trustee Administrator shall have the power and responsibilities to: (a) designate the Enrolled Actuary with respect to such Plan of Participation, (b) remit premiums for plan termination insurance and (c) file all reports required by the Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation which pertain to such Participating Employer's Plan of Participation or supply the Plan Administrator with such reports with instructions for filing the same.

                  Each Full Participating Employer shall designate a person or persons other than the Trustees as Plan Administrator. Such Plan Administrator shall have the power and responsibility to: (i) furnish summary plan descriptions, annual reports and other notifications and disclosure statements to Participants and beneficiaries, (ii) maintain records and addresses of Participants and beneficiaries, (iii) designate any independent qualified accountant required to act with respect to such Plan of Participation under ERISA, (iv) provide notification of determinations under the claim procedure of such Plan of Participation and (v) receive service of process on the Plan of Participation. The Plan Administrator shall also have the power and responsibility to fulfill those duties allocated to the Plan Administrator under Article XXIV with regard to any Company Securities held by the Trustees/Custodian on behalf of the Plan of Participation. The Trustees shall, at the request of the Plan Administrator, provide any information available to them which such Plan Administrator requires to comply with ERISA, and may agree to prepare any reports, forms, descriptions, summaries or other documents for the use of the Plan Administrator.

                  Notwithstanding the foregoing, any, Full Participating Employer, may provide for such other allocation of the powers and duties of the Administrator between the Trustee Administrator and the Plan Administrator designated by it and may provide for additional powers and duties of the Trustee Administrator or the Plan Administrator as may be acceptable to the Trustees and specified in the Adopting Resolutions of such Full Participating Employer. Except to the extent provided by ERISA, neither the Trustee Administrator nor any Plan Administrator shall have any liability or responsibility for any action or omission by the other. The Plan Administrator or the Trustee Administrator may execute any documents or certificates as the Administrator of a Plan of Participation, and any party dealing with such Plan of Participation may rely on such execution as the act of the Administrator thereof.

                  SECTION 14.5 PARTICIPATION BY SUBSIDIARIES OR AFFILIATES OF PARTICIPATING EMPLOYERS. Any Eligible Employer which is a subsidiary or affiliate of a Full Participating Employer may, with the consent of the Trustees and of such Full Participating Employer, by resolution adopted by its governing body ("Affiliate Adopting Resolutions"), adopt the Trust and the Plan of Participation of such Participating Employer in accordance with the provisions of this Section 14.5 and upon such terms and conditions as may be specified in such Plan of Participation. The Plan established by a Participation Affiliate through its adoption of a Plan of Participation as provided in this Section 14.5 is hereinafter referred to as an "Affiliated Plan of Participation". Any eligible organization desiring to become a Participating Affiliate shall file with the Trustees Affiliate Adopting Resolutions which meet the requirements set forth on Section 14.2, as applied and modified by the Trustees mutatis mutandis with respect to such Participating Affiliate; provided, however, that (a) no such Participating Affiliate shall be treated as a Full Participating Employer hereunder, (b) Sections 14.2(e) and (f) shall be inapplicable with respect to such Participating Affiliate, (c) the Participating Affiliate shall accept and designate as the named fiduciaries and plan administrators with respect to its Affiliated Plan of Participation, the named fiduciaries and Plan Administrator designated by the Full Participating Employer which had established the Plan of Participation, and (d) the Participating Affiliate shall designate the Full Participating Employer to exercise on its behalf with respect to a Plan of Participation. The named fiduciaries and plan administrators so designated shall act with respect to the Affiliated Plan of Participation with the same powers and responsibilities as apply with respect to the Plan of

         Participation. All reference in this Agreement and Declaration of Trust to employees of the Full Participating Employer shall be deemed to include the employees of each Participating Affiliate. The benefits of an Affiliated Plan of Participation shall be funded under and as a part of the Plan Interest in the Trust of the Plan of Participation adopted under this Section 14.5.

                  Any Participating Affiliate may at any time segregate from future participation in the Plan Interest of the Plan of Participation which it has adopted. Such Participating Affiliate shall file with the Trustees Affiliate Adopting Resolutions evidencing its segregation from the Units of the adopted Plan of Participation and its continuance of a trust in accordance with the provisions of this Agreement and Declaration of Trust as though such Participating Affiliate were the sole creator thereof. In such event, the Trustees shall deliver to themselves as Trustees of such Trust such part of the Plan Interest and Expense Accounts as may be determined by them in accordance with the advice of the Enrolled Actuary, to constitute the appropriate share of the Units and Expense Accounts then held with respect to the Affiliated Plan of Participation. Such Participating Affiliate shall thereafter become a Full Participating Employer and the Affiliated Plan of Participation shall become a Plan of Participation hereunder. In lieu of the establishment of a separate Plan of Participation as provided in the preceding sentence, the Participating Affiliate may elect to continue through another funding agency a plan qualified under Section 401(a) of the Code for the benefit of its employees in accordance with the provisions of Section 22.3 of this Agreement and Declaration of Trust.

                  A Participating Affiliate may segregate from future participation, in the manner provided in the preceding paragraph of this Section 14.6 as applied and modified by the Trustees mutatis mutandis with respect to such Participating Affiliate, for the purpose of terminating the Affiliated Plan of Participation. In such event, the segregation of the share of the Plan Interest and Expense Accounts of the Plan of Participation attributable to such Affiliated Plan of Participation shall be effected as provided in this Section 14.6 whereupon the Affiliated Plan of Participation shall terminate and the assets thereof shall be allocated and applied in the manner provided in such Affiliated Plan of Participation and this Agreement and Declaration of Trust as if such Affiliated Plan of Participation were a Plan of Participation.

                  In the event that a Participating Affiliate is merged with the Full Participating Employer, is dissolved, or its employees are transferred to the employment of the Full Participating Employer, the Affiliated Plan of Participation shall replaced and superseded by the Plan of Participation of the Full Participating Employer upon such terms and conditions as may be established by the Trustees consistent with the Affiliated Plan of Participation, Plan of Participation, and this Agreement and Declaration of Trust.

                                   ARTICLE XV

         PLANS OF PARTICIPATION OF FULL PARTICIPATING EMPLOYERS



                  SECTION 15.1 ESTABLISHMENT. Each Full Participating Employer shall establish a Plan of Participation complying with ERISA which shall set forth, among other things, the conditions of eligibility for participation and vesting and the level of benefits payable to or on behalf of Participants and the manner of payment thereof. The terms and provisions of any Plan of Participation shall be established solely in the discretion of the Full Participating Employer; provided, however, that a plan shall be permitted to become a Plan of Participation only with the approval of the Trustees acting by the officers of the Trust in accordance with Section 9.2, but such approval shall not constitute a determination by the Trustees of the legality, legal effect or the appropriateness of a Plan of Participation or any Plan of Participation to comply with any state or federal law or regulation relating to such Plan, to the Participants and beneficiaries thereunder, or to the Full Participating Employer and the Trustees shall have no duty of review or inquiry with respect to such compliance. This Agreement and Declaration of Trust shall be a part of any such Plan of Participation which shall be in all respects subject to the terms and provisions hereof.



                  SECTION 15.2 BENEFITS. The benefits of each Plan of Participation shall be provided solely from the Plan Interest of such Plan of Participation (and any Separate Assets in the case of a Plan of Partial Participation) to the extent of the sufficiency thereof, and the Participants and beneficiaries shall look only to such Plan Interest (and any Separate Assets in the case of a Plan of Partial Participation) for the provision of their benefits. Neither the Trust nor the Trustees shall be responsible for the sufficiency of any Plan Interest (and any Separate Assets in the case of a Plan of Partial Participation) to provide the benefits of the Plan of Participation funded thereby.

                  SECTION 15.3 AMENDMENT. Each Full Participating Employer shall retain the right to amend its Plan of Participation; provided, however, that the Plan of Participation as amended complies with the Code and; provided, further, that any such amendment shall be subject to the approval of the Trustees, acting as provided in Section 15.1, which shall have the same effect as set forth in Section 15.1 with respect to the Plan of Participation.

                  SECTION 15.4 ASSUMPTION OF OTHER PLANS. Any corporation or organization which is an Eligible Employer, and, at the time it files Adopting Resolutions in accordance with Section 14.2, is maintaining a separate plan qualified under Section 401(a) of the Code which at such time is not a Plan of

         Participation, may with the approval of the Trustees, and after appropriate amendment to such existing plan, become a Full Participating Employer upon the conditions included in this Agreement and Declaration of Trust with such modifications therein applicable to the Plan of Participation of such Full Participating employer. Any assets acceptable to the Trustees constituting the reserves or any portion thereof held with respect to any such existing plan may be transferred to the Trustees upon such terms and conditions as shall be determined by the Trustees, and such assets so transferred shall be converted to Units and held and administered hereunder in the appropriate Investment Funds maintained pursuant to this Agreement and Declaration of Trust.

                  SECTION 15.5 Termination. A Full Participating Employer may terminate its Plan of Participation subject to the provisions of
         Article XXII.

                  SECTION 15.6 CERTAIN PLANS OF PARTICIPATION. The term "Plan of Participation" as used herein shall mean (a) the Plan established under
         Section 15.1, and (b) the Plan established by a Participating Employer which is effectuated under the Trust in accordance with Section 15.4, the terms of which Plan shall be as set forth in the Plan as amended from time to time.

                                   ARTICLE XVI

                      CONTRIBUTIONS, ACTUARIAL ASSUMPTIONS



                  SECTION 16.1 CONTRIBUTIONS. The Trustees shall, on the basis of the advice of the Enrolled Actuary and on the basis of information supplied by the Employer Fiduciaries, establish the amount of contributions required by ERISA to be made under each Plan of Participation. In addition to those contributions required by ERISA to fund benefits for each Plan of Participation, the Trustees shall require contributions to cover the expense of administering the Plan of Participation of a Participating Employer in accordance with Section
         20.1. A Plan of Participation may provide that any specified portion of the contributions required under it shall be made by Participants and may provide for voluntary contributions by Participants. Each Participating Employer shall determine the time and manner in which the contributions required with respect to its Plan of Participation shall be made; provided, however, that all such contributions shall be made in accordance with the provisions of ERISA. Notwithstanding the foregoing, the Trustees shall have no duty or responsibility to enforce the collection of any contribution required to be made by a Participating Employer or required or permitted to be made by any Participant under a Plan of Participation.

                  SECTION 16.2        ACTUARIAL ASSUMPTIONS.

                           (a) Based on the advice of the Enrolled Actuary and
                  subject to the provisions of Section 16.2 (b), the Trustees shall establish the actuarial assumptions and/or valuation method to be used in determining the reserves required to fund the plan benefits of the Plans of Participation and the contributions of the Participating Employers. In connection with the establishment of these assumptions, the Trustees may establish categories or guidelines pertaining to such assumptions, taking into account such characteristics of the Plans of Participation, Participating Employers or Participants or such factors as they may deem relevant. At the request of a Participating Employer, the Trustees may, in their discretion with the concurrence of the Enrolled Actuary, establish individual guidelines applicable to such Participating Employer's Plan of Participation.


                           (b) A Participating Employer may elect under its
                  Adopting Resolutions to authorize the Employer Fiduciaries designated by it, or certain of such Employer Fiduciaries, to select, within such guidelines as may be established by the Trustees as applicable to this subsection (b), the actuarial assumptions and/or valuation method to be used in determining the reserves required to fund the Plan benefits of its Plan of Participation and the contributions by the Participating Employer.

                                    In the event of an election by a
                  Participating Employer under this subsection (b), the Employer Fiduciaries so authorized by it shall have sole and absolute discretion, authority and responsibility for the selection of the above mentioned actuarial assumptions and /or valuation method, subject to such rules or guidelines as may be established by the Trustees as provided in this subsection
                  (b), and further subject to the approval of the Enrolled Actuary.


                           (c) The election described under Section 16.2(b)
                  shall be extended with respect to the Participating Employers only at such time or times and in such manner as the Trustees, or the Chairman or the President of the Trust acting pursuant to authorization by the Trustees, may determine. Notwithstanding anything herein to the contrary, the Trustees may establish such rules and guidelines with respect to any such authorizing election by a Participating Employer or any modification or termination thereof or with respect to the exercise of such authority by the Employer Fiduciaries as they may deem desirable.


                                    A Participating Employer which has
                  authorized its Employer Fiduciaries, or any of them, to direct the selection of the actuarial assumptions and/or valuation method of a Plan of Participation pursuant to Section 16.2(b) may terminate such authority by resolutions filed with the Trustees, not less than 30 days prior to the date of the annual actuarial valuation of the Plan, and in such event the Trustees shall, upon such termination, assume sole authority and responsibility for the selection of the actuarial assumptions and/or valuation methods in accordance with
                  Section 16.2(a) effective for the next following Plan Year.


                           (d) Notwithstanding the foregoing provisions of this
                  Section 16.2, the selection of the actuarial assumptions and/or valuation method by the Employer Fiduciaries shall be made solely in terms of any guidelines established by the Trustees, and nothing in this Agreement and Declaration of Trust shall be deemed to give the Employer Fiduciaries any authority or responsibility to elect the actuarial assumptions and/or valuation method other than specified in such guidelines.

                           (e) To the extent permitted by ERISA, the Trustees
                  shall have no liability or responsibility with respect to any act or omission relating to any powers or duties vested in the Participating Employer or Employer Fiduciaries under this subsection.

                  SECTION 16.3 ACTUARIAL RECORDS. The Trustees, in accordance with the advice of the Enrolled Actuary, shall maintain such actuarial records with respect to each Plan of Participation as shall enable them to determine the contributions required to be made thereunder pursuant to Section 16.1.

                                  ARTICLE XVII

                           INVESTMENT OF UNITS HELD BY

                             PLANS OF PARTICIPATION



                  SECTION 17.1 UNITS HELD BY PLANS OF PARTICIPATION. The Units held by a Full Participating Trust maintained under a Plan of Participation shall be issued to the Trustees, acting as Trustees of such Full Participating Trust, in accordance with the provisions of
         Article III. The Trustees, acting as Trustees of such Full Participating Trust, shall acquire, exchange, and dispose of Units as provided in this Agreement and Declaration of Trust.

                  SECTION 17.2 CLASSIFICATION OF INVESTMENT FUNDS. The Trustees shall classify the Investment Funds either as intended to be primarily invested in securities or other property providing a fixed return, or as intended to be invested primarily in equity securities, and shall establish from time to time the proportion of the total assets under each such Investment Classification which is to be held under each of the Investment Funds falling within each such Investment Classification. The Trustees may, without amendment to this Agreement and Declaration of Trust and under such rules as they may establish, modify the foregoing Investment Classifications or establish such additional Investment Classifications as they may deem necessary or advisable.

                  SECTION 17.3      ALLOCATION BETWEEN INVESTMENT FUNDS.

                           (a) The Units of each Plan of Participation shall be
                  acquired by the Trustees from the classes of Units established by them pursuant to Article III and may be converted from time to time into other classes of Unit, in such proportions as the Trustees shall determine in their sole discretion; provided, however, that any such allocation of Units shall be consistent with the funding policy established with respect to such Plan of Participation pursuant to Section 17.4(a). In connection with the allocation of Units under this subsection (a), the Trustees may establish categories or guidelines pertaining to such allocation taking into account such characteristics of the Plans of Participation or such others factors as they may deem relevant.


                                    No Employer Fiduciaries shall have any
                  liability or responsibility with respect to (i) the manner of investment of the assets held in the Investment Funds or, (ii) except as provided in Section 17.3(b), the manner in which the Units of the Plan of Participation of which they act as Employer Fiduciaries is allocated between classes of Units.


                           (b) A Full Participating Employer may elect under its
                  Adopting Resolutions to authorize Employer Fiduciaries to direct the manner in which the Units of the Plan of Participation of such Participating Employer shall be allocated


                                    (i) between Units of Investments Funds
                            invested in the types of property described in the Investment Classifications, and/or


                                    (ii) among Units of any of the Investment
                            Funds.


                                    Subject to such rules or guidelines as may
                  be established by the Trustees as provided in the event of an election by a Full Participating Employer under this subsection (b), in the event of an election by a Full Participating Employer under this subsection (b), the Employer Fiduciaries so authorized by its shall have sole and absolute discretion, authority and responsibility for the allocation of the Plan Interest under clause (i) or (ii), as the case may be.


                                    The authorization described under clause
                  (ii) above shall be extended with respect to the Full Participating Employers only at such time or times and in such manner as the Trustees, or the Chairman or the President of the Trust acting pursuant to authorization by the Trustees, may determine. Notwithstanding the foregoing provisions of this subsection (b), the Trustees may establish such rules or guidelines with respect to any such authorizing election by a Full Participating Employer or any modification or termination thereof or with respect to the exercise of such authority by the Employer Fiduciaries as they may deem necessary or desirable. Such rules or guidelines may, without limitations, require that a specified portion of a Plan Interest shall be allocated to Units of Investment Funds invested in the type of property described in an Investment Classification or may establish any maximum or minimum proportion of Units to be invested in any or all of the Investment Funds.


                                    The Employer Fiduciaries shall exercise
                  their authority under this subsection (b) in a manner consistent with the funding policy established with respect to such Plan of Participation pursuant to Section 17.4(b). A Full Participating Employer which has authorized Employer Fiduciaries, or any of them, to direct the allocation of the Plan Interest of a Plan of Participation pursuant to this subsection (b) may terminate such authority by resolutions filed with the Trustees, effective not less than 30 days following the filing of such resolutions, and in such event the Trustees shall, upon the effectiveness of such termination, thereafter assume sole authority and responsibility for the allocation with Section 17.3(a). Notwithstanding the foregoing provisions of this subsection
                  (b), the allocation of Units among Investment Funds by the Fiduciaries shall be made solely in terms of the Fund Guidelines, and nothing herein shall be deemed to give the Employer Fiduciaries any authority or responsibility with respect to the identity of the person or persons designated by the Trustees to manage any Investment Fund, and no change of Investment Managers or assumption or relinquishment of investment authority by the Trustees in accordance with
                  Section 8.3(a) shall affect any allocation made pursuant to this subsection (b).


                                    To the extent permitted by ERISA, the
                  Trustees shall have no liability or responsibility with respect to any act or omission relating to any powers or duties of a Full Participating Employer or Employer Fiduciaries under this subsection (b).


                           (c) Nothing contained in this Section 17.3 shall be
                  deemed to require the segregation or separate investment of any assets of a Plan of Participation except to the extent of the allocation of the Units thereof among the Investment Funds as authorized in this Agreement and Declaration of Trust.


                           (d) Notwithstanding the foregoing provisions of this
                  Section 17.3, a Full Participating Employer which has not elected to direct the allocation of Units in the manner provided under Section 17.3(b) (ii) may elect under its Adopting Resolutions a dedication program with respect to the benefits payable to or with respect to terminated, deceased or retired Participants or beneficiaries under the Plan of Participation of such Full Participating Employer. In order to effectuate such program, such Full Participating Employer shall direct the investment of any of the assets of its Plan of Participation in Units of any Investment Fund or Funds classified by the Trustees as appropriate for such dedication. In such event, the Trustees shall retain full allocation authority as provided in Section 17.3(a), except with respect to amounts invested in such Units pursuant to such direction; provided, however, that the number of Units so directed shall be subject to adjustment at the discretion of the Trustees who may apply other assets of the Plan of Participation to the purchase of additional such Units to the extent they may deem appropriate in order to optimize or maintain the dedication so directed. The funding policy of such Plan of Participation shall be established in accordance with Section 17.4(a). Elections under this subsection (d), the manner of allocation of Units as to which the Trustees retain discretion, and the manner of optimization of any dedicated assets shall be subject to the approval of the Trustees and to such guidelines or rules as the Trustees may establish. To the extent permitted by ERISA, the Trustees shall have no liability or responsibility with respect to any act or omission relating to any powers or duties of a Full Participating Employer or Employer Fiduciaries under this subsection (d).


                  SECTION 17.4      FUNDING POLICY.

                           (a) The Trustees shall, pursuant to the procedure set
                  forth in this subsection, establish a funding policy for each Plan of Participation the Plan Interest of which is invested in accordance with the provisions of Section 17.3(a). The Trustees shall determine the short-term and long-term financial needs of such Plan of Participation, giving regard to the objectives of such Plan, its need for liquidity and such other factors as they deem appropriate and on the basis of such factor shall establish a funding policy. The Trustees shall review the funding policy and all or any portions of the information on which it is based not less often than annually. The Trustees shall effectuate their responsibility for such funding policy by their direction of the portion of the Units of such Plan of Participation which shall be invested in each Investment Fund in accordance with the provisions of Section 17.3(b). The Employer Fiduciaries shall provide the Trustees with any information which the Trustees may reasonably require in order to establish such funding policy.


                           (b) The Employer Fiduciaries and the Trustees shall,
                  pursuant to the procedure set forth in this subsection (b), establish a funding policy for each Plan of Participation, the Units for which are invested in accordance with the provisions of Section 17.3(b). The Employer Fiduciaries and the Trustees shall determine the short-term and long-term financial needs of the Plan of Participation, giving regard to the objectives of such Plan, its need for liquidity and such other factors as they deem appropriate and on the basis of such factors shall establish a funding policy. The Employer Fiduciaries of each such Full Participating Employer shall effectuate their responsibility for such funding policy by their direction of the portion of the Plan Interest of such Plan of Participation which shall be invested in each Investment Fund in accordance with the provisions of Section 17.3(b). The Employer Fiduciaries of such Participating Employer and the Trustees shall review the funding policy and all or any portion of the information on which it is based not less often than annually.


                           (c) The Trustees shall be responsible for the manner
                  in which the Trust Fund, considered collectively, shall be diversified and shall specify such rules or guidelines for the manner of investment of each Investment Fund subject to the management of an Investment Manager as the Trustees may deem necessary or desirable in order to meet the diversification requirements of ERISA applicable to the Plans of Participation, as the same effect the management of such Investment Fund.

                                  ARTICLE XVIII

                              PARTIAL PARTICIPATION



                  18.      PARTIAL PARTICIPATION.

                  Notwithstanding anything to the contrary contained in this Agreement and Declaration of Trust, subject to the approval of the Trustees, an Eligible Employer (a) adopting a Plan of Participation, the benefits of which are funded through one or more funding agencies in addition to the Trust (sometimes referred to in this Agreement and Declaration of Trust as a "Plan of Participation") or (b) modifying a Plan of Participation to provide for funding of benefits through such funding agencies, may elect to participate or continue participation in the Trust upon the basis provided in this Article.

                  An Eligible Employer which has elected participation under this Article shall be a Full Participating Employer and its Plan of Partial Participation shall be a Plan of Participation subject to the provisions of this Agreement and Declaration of Trust in all respects, except that:

                           (i) The term "Plan Interest" shall mean with respect
                  to a Plan of Partial Participation, the Units held by the Trustees with respect to such Plan and any Company Securities and other assets held by a Trustee/Custodian pursuant to a Trust/Custodial Agreement as provided in Article XXIV. Plan Interest shall not include any assets or interests in any assets which are not held and administered by (A) the Trustees under this Agreement and Declaration of Trust or (B) the Trustee/Custodian (sometimes referred to in this Article as "Separate Assets").


                           (ii) Notwithstanding the provisions of Section
                  17.4(a), in the event that the Units of any Plan of Partial Participation is invested in accordance with the provisions of
                  Section 17.3 (a), the funding policy of such Plan of Partial Participation shall be established, by the Employer Fiduciaries of such Plan of Participation, taking into account the manner of investment of any portion of the assets of such Plan of Partial Participation which are not included in its Plan Interest.


                           (iii) The Employer Fiduciaries of a Plan of Partial
                  Participation shall be solely responsible for the manner in which the Plan assets of such Plan shall be diversified, and a Participating Employer establishing a Plan of Partial participation shall elect to direct the manner in which the Units of such Plan of Partial Participation shall be allocated among Investment Funds as provided in Section 17.3(b); provided, however, that the responsibility of the Trustees for the diversification of assets within the Investment Funds to the extent provided in this Agreement and Declaration of Trust shall be unaffected by the provisions of this paragraph (iii). Upon approval of the Trustees, the Employer Fiduciaries of a Plan of Partial Participation may elect another manner of allocation other than as provided in the preceding sentence provided; however, that the Employer Fiduciaries shall provide such information to the Trustees as the Trustees may deem necessary or advisable with respect to any and all information concerning the diversification of the Plan assets.


                           (iv) The Trustees shall, at the direction of the
                  Employer Fiduciaries of a Plan of Participation, receive from any funding agency holding Separate Assets of such Plan any assets acceptable to the Trustees or, on such direction, shall transfer cash or assets determined by the Trustees to any other funding agency of such Plan of Partial Participation. The Trustees shall have no duty of inquiry with respect to any such transfer but may accept the direction of such Employer Fiduciaries as a certification that any such transfer complies with (A) the Plan of Partial Participation, (B) the provisions of all applicable agreements with such funding agency, and (C) the requirements of the Code and applicable laws. Nothing herein shall prohibit the payment of contributions by a Participating Employer or any Participants to such other funding agency; provided, however, that the Trustees shall have no liability or responsibility with respect thereto.


                           (v) To the extent that the Trustees shall have any
                  responsibility under this Agreement and Declaration of Trust which relates to the amount, kind, or value of the Separate Assets of a Plan of Partial Participation including, without limitation, any such responsibility with respect to the determination of the amount of contributions or to reporting and disclosure, the Trustees shall be entitled to rely conclusively upon the certification of the Employer Fiduciaries of such Plan of Participation with respect thereto.


                           (vi) A Participating Employer which has established a
                  Plan of Partial Participation and the Employer Fiduciaries of such Plan shall enter into such agreements as may be required by the Trustees in order to provide for the payment of benefits from or receipt of contributions to the Plan of Partial Participation or such other matters relating to the manner of administration thereof as the Trustees may deem necessary or desirable.


                           (vii) The Trustees may treat a transfer of all or
                  substantially all of the Plan Interest of a Plan of Partial Participation to any funding agency as a withdrawal from the Trust under Article XXII.

                           (viii) The investment authority and responsibility of
                  the Trustees with respect to a Plan of Partial Participation shall extend only to the Units of such Plan, and to the extent permitted by ERISA, the Trustees shall have no liability or responsibility whatsoever with respect to any Separate Assets of such Plan, including, without limitation, any duty to review or make suggestions with respect thereto.

                                   ARTICLE XIX

                           DEFINED CONTRIBUTION PLANS



                  SECTION 19.1 SCOPE OF ARTICLE. Except to the extent and as provided in this Article, the provisions of this Agreement and Declaration of Trust otherwise applicable to Plans of Participation shall apply to each DC Plan of Participation. Without limitation of any other powers vested in them under this Agreement and Declaration of Trust, the Trustees shall have authority to adopt rules and regulations of uniform application in order to provide for the administration of DC Plans of Participation and for the application of the provisions of this Agreement and Declaration of Trust with respect to DC Plans of Participation, mutatis mutandis, in order to effectuate the intent of this Article.

                  SECTION 19.2 REQUIREMENTS FOR PARTICIPATION OF DC PLANS OF PARTICIPATION. An Eligible Employer may become a Participating Employer with respect to a DC Plan of Participation in the manner provided for the adoption of a Plan of Participation under Article XIV; provided, however, that Sections 14.2(f), (g) shall be inapplicable. The Adopting Resolutions of the Full Participating Employer establishing a DC Plan of Participation may, in lieu of the election set forth in Section 14.2(f), provide, if so permitted by the Trustees, for the exercise of the discretion authorized under Section 19.4(d) or (e).

                  SECTION 19.3 CONTRIBUTIONS. The provisions of Article XVI shall be inapplicable to DC Plans of Participation. The contributions required or permitted to be made by or on behalf of a Participating Employer or any Participants under a DC Plan of Participation shall be as provided in such Plan.

                  SECTION 19.4 INVESTMENT.

                           (a) The assets of each DC Plan of Participation shall
                  be invested in accordance with the provisions of this Section
                  19.4 and the provisions of Article III; provided, however, that Section 17.3 shall be applicable with respect to such investment.


                           (b) The Trustees shall establish such DC Investment
                  Classifications under such Investment Classifications as they may deem desirable in order to provide for the investment of the contributions of Full Participating Employers and Participants under DC Plans of Participation.


                                    Except as otherwise provided under Section
                  19.4(d), the Trustees shall establish from time to time the proportion of the total assets under each DC Investment Classification which is to be invested in each of the Investment Funds falling within the Investment Classification established for such DC Investment Classification. The Trustees shall exercise their authority under this subsection (b) in a manner consistent with the funding policy which shall be established with respect to the DC Plans of Participation in the manner provided under Section 17.4(a)


                           (c) Without limitation of the foregoing provisions of
                  this Section 19.4, the Trustees may establish a DC Investment Classification or Classifications, sometimes referred to herein as "Special DC Investment Classification", for the investment of the assets of any individual DC Plan of Participation which has requested such establishment under
                  Section 19.4(d)(ii). Such Special DC Investment Classification shall be invested in securities or other property with such Investment Classifications and the assets thereof shall be invested under such Investment Funds as may be established in accordance with the provisions of Section 19.4(d)(ii). Nothing herein shall prohibit the investment of the assets of ore than one DC Plan of Participation in a Special DC Investment Classification.


                           (d)(i) A Full Participating Employer shall elect
                  under its Adopting Resolutions, or shall authorize its Employer Fiduciaries or certain of such Employer Fiduciaries to elect, the DC Investment Classifications established by the Trustees under Section 19.4(b) in which the assets of its DC Plan of Participation shall be invested. The Trustees may establish guidelines with respect to such elections, including, without limitation, requirements for the election of a minimum number of DC Investment Classification which shall be offered by a DC Plan of Participation.


                                     (ii) Without limitation of its election
                  under Section 19.4(d) (i), a Full Participating Employer may request under its Adopting Resolutions, or may authorize its Employer Fiduciaries or certain of such Employer Fiduciaries to request, that the Trustees establish in accordance with
                  Section 19.4(c) a Special DC Investment Classification or Classifications in addition to or in lieu of the DC Investment Classification established by the Trustees under Section 19.4(b). Any such request shall specify the proportion of the total assets under each Special DC Investment Classification which is to be invested in each of the Investment Funds falling within such classification. In the event of such a request by a Full Participating Employer, Full Participating Employer or the Employer Fiduciaries so authorized by it shall have sole and absolute discretion, authority and responsibility, subject to such rules or guidelines as may be established by the Trustees, as provided in this subsection
                  (d), for the specifications referred to in this subsection
                  (d).

                                             The request described in this
                  subsection (d) shall be granted with respect to the Full Participating Employers or any of them only at such time or times and in such manner as the Trustees, or the Chairman or the President of the Trust acting pursuant to authorization by the Trustees, may determine. Notwithstanding the foregoing provisions of this subsection (d), the Trustees may establish such rules and limitations with respect to any such specifications or any modification or termination thereof or with respect to the exercise of such authority by the Full Participating Employer or the Employer Fiduciaries as they may deem necessary or desirable. Such rules may, without limitation, require that a specified portion of a Plan Interest shall be allocated to the type of assets described in an Investment Classification or may establish any maximum or minimum required participation of such Special DC Investment Classification in any all of the Investment Funds.


                                             The Employer Fiduciaries shall
                  exercise their authority under this subsection (d) in a manner consistent with the funding policy which shall be established with respect to such DC Plan of Participation in the same manner as provided under Section 17.4(b).


                           (e) A Full Participating Employer which has
                  authorized Employer Fiduciaries, or any of them, to establish the allocation of the Plan Interest of a DC Plan of Participation pursuant to Section 19.4(d) may terminate such authority by Adopting Resolutions filed with the Trustees, effective not less than 30 business days following the filing of such resolutions, and in such event the Trustees shall, upon the effectiveness of such termination, thereafter assume sole authority and responsibility for the allocation of such Plan Interest in accordance with Section 19.4(c). Notwithstanding the foregoing provisions of Sections 19.4(d) and (e), the allocation of a Plan Interest among Investment Funds by the Employer Fiduciaries shall be made solely in terms of the Fund Guidelines; and nothing herein shall be deemed to give the Participating Employer or Employer Fiduciaries any authority or responsibility with respect to the identity of the person or persons designated by the Trustees to manage any Investment Fund, and no change of Investment Managers or assumption or relinquishment of investment authority by the Trustees in accordance with
                  Section 8.3(a) shall affect any allocation made pursuant to
                  Section 19.4(d).


                                    The Employer Fiduciaries shall exercise
                  their authority under this subsection (e) in a manner consistent with the funding policy which shall be established with respect to such DC Plan of Participation in the same manner as provided under Section 17.4(b).

                           (f) To the extent permitted by ERISA, the Trustees
                  shall have no liability or responsibility with respect to any act or omission relating to any powers or duties vested in the Full Participating Employer or Employer Fiduciaries under this
                  Section 19.4.


                           (g) Contributions under each DC Plan of Participation
                  designated for investment in a DC Investment Classification shall be applied by the Trustees to the acquisition of Units in the Investment Funds under the DC Investment Classification in the proportions established for such classification. Unless otherwise agreed by the Trustees and without limitation of
                  Section 14.3(f), the Employer Fiduciaries of a DC Plan of Participation shall certify to the Trustees at such time or times as the Trustees shall determine the amount and allocation of contributions by the Participating Employer and Participants, the investments directions and changes therein applicable under the DC Plan of Participation, withdrawals from the accounts maintained under such Plan and any other facts required in the administration of the account records for such Plan. The Trustees shall be able conclusively to rely upon any such certification and shall have no duty of inquiry or investigation with respect thereto.

                                   ARTICLE XX

                               TAXES AND EXPENSES



                  SECTION 20.1 EXPENSES. Subject to the provisions of Article III and Article XI, the Trustees shall in their sole discretion classify the expenses of the Trust relating to Plans of Participation as (a) administrative expenses, which shall include but shall not be limited to expenses in connection with the collection of contributions, the administration of the affairs of the Trust, the employment of an administrative staff, legal, actuarial, expert and clerical assistance, and the purchase or leasing of materials, space, supplies and equipment, and (b) investment expenses as provided in Article III and
         Article XI. The administrative expenses and investment expenses of the Trust as determined as aforesaid, shall be paid as hereinafter set forth:

                           (a) ADMINISTRATIVE EXPENSES. The Trustees shall
                  establish such reasonable reserves and retain the same, invested and uninvested, in a separate Expense Account for each Full Participating Employer as the Trustees shall in their sole discretion determine to be advisable or necessary and may require that there be added to any Full Participating Employer contributions such amount as determined in the sole discretion of the Trustees, as they may deem necessary or desirable to pay or provide for the payment of such Full Participating Employer's share of the administrative expenses of the Trust. For the payment of expenses under this subsection (a), the Trustees shall withdraw monthly from the Expense Account those amounts allocable to each Full Participating employer. If expenses allocable to a Full Participating Employer exceed the amounts collected for expenses, the insufficiency may be billed separately. Any excess in the Expense Account at the end of the Trust Year may be applied to the allocable Full Participating Employer's expense for the following Trust Year.


                                    The Expense Accounts shall be maintained for
                  the Full Participating Employers and shall not be a part of the Plan Interest of any Plan of Participation.


                           (b) INVESTMENT EXPENSES. The investment expenses of
                  the Trust shall be allocated to and among the classes of Units and paid therefrom or from the income thereon on such equitable basis as the Trustees shall determine in accordance with Article III and Article XI.


                  SECTION 20.2 RETAINED RIGHTS OF TRUSTEES. Notwithstanding the preceding provisions of this Article, but subject to the provisions of
         Article III and

         Article XI, the Trustees shall retain the right to withdraw from the Trust Fund all expenses of administration or investment of the Trust Fund, including counsel fees, unless the same shall have been paid by the Participating Employers in accordance with Section 20.1. All payments under this Section 20.2 may be made without the approval or direction of the Employer Fiduciaries. The Trustees may adjust the Units in such equitable manner as they may determine in order to reflect such payments and may charge to the Units of any Plan of Participation or allocate among all or any Units of Plans of Participation any expenses which they determine in their discretion to be attributable thereto. Notwithstanding anything herein contained to the contrary, in order to effectuate such adjustment, the Trustees may withdraw Units held by any Plan of Participation in such proportions as the Trustees may determine in order to effect such expenses adjustments. The lien for expenses provided in this Section 20.2 shall follow and apply to the affected Units without regard to any withdrawal of such Units pursuant to Article XXII.

                                   ARTICLE XXI

                             REFUND OF CONTRIBUTIONS



                  SECTION 21.1 REFUNDS. Notwithstanding anything to the contrary contained in this Agreement and Declaration of Trust, in the event that the Employer Fiduciaries (a) shall certify that (i) any contribution has been made by a Full Participating Employer by a mistake of fact, or
         (ii) a contribution to the Trust has been conditioned on initial qualification of the Plan of Participation under Section 401(a) of the Code and such qualification has been denied, or (iii) a contribution has been conditioned upon deductibility thereof under Section 404 of the Code and such deduction has been disallowed, and (b) shall direct the return of any such contribution, the Trustees shall return such contribution (or the value thereof) to the Full Participating Employer in accordance with such direction. In no event, however, shall a return of a contribution be made subsequent to one year following the payment thereof in the case of a direction under clause (i) above, the denial of qualification in the case of a direction under clause (ii) above, or the disallowance of the deduction in the case of a direction under clause (iii) above. Without limitation of the foregoing and notwithstanding the provisions of any Plan of Participation, unless otherwise directed by the Full Participating Employer, in the event of the termination of a Plan of Participation, other than a DC Plan of Participation, and the distribution of the Plan Interest thereof in accordance with Section 22.5, there shall remain any assets of the Plan Interest attributable to actuarial error which are not required to meet the liabilities or expenses of the Plan of Participation, such amount shall be returned to the Full Participating Employer.

                                  ARTICLE XXII

                  TERMINATION OF PARTICIPATION BY WITHDRAWAL OR

                      TERMINATION OF PLANS OF PARTICIPATION



                  SECTION 22.1 TERMINATION OF PLANS OF PARTICIPATION - GENERALLY. Subject to the provisions of this Article XXII, a Full Participating Employer may, by action of its Board of Trustees or other governing body, terminate its Plan of Participation, in whole or in part:

                           (a) by withdrawing such Plan of Participation, part
                  thereof, from the Trust and continuing the plan effectuated thereunder as provided in Section 22.3 or 22.4, or


                           (b) by terminating its Plan of Participation and the
                  Plan effectuated thereunder, or part thereof, as provided in
                  Section 22.5 or 22.6.


                  Notwithstanding anything herein contained to the contrary, the Employer Fiduciaries shall have full responsibility to determine whether any withdrawal under Section 22.1 (a) shall be in conformity with the provisions of any Plan of Participation, successor plan or ERISA. The Employer Fiduciaries shall certify that such withdrawal is in full conformity with such provisions, and the Trustees and any Trustee/Custodian shall be fully protected in reliance upon such certification.

                  SECTION 22.2 TIMING AND MANNER OF WITHDRAWAL OR TERMINATION; GENERALLY. Termination of a Plan of Participation or part thereof under
         Section 22.1(a) or (b) shall be effectuated by (a) direction of the Full Participating Employer and its Employer Fiduciaries to withdraw the Units and any Company Securities and other assets held by a Trustee/Custodian comprising the Plan Interest of such Plan of Participation in accordance with the provisions of 3.4(b) the payment to the Trustees, acting as Trustees of the Full Participating Trust under such Plan of Participation, of the Net Asset Value of such Units,
         (c) the retention of any Company Securities and other assets held by a Trustee/Custodian and (d) the administration and distribution of such Units, Company Securities and other assets in accordance with the provisions of this Article XXII.

                  SECTION 22.3 WITHDRAWAL OF PLAN. In the event that a Full Participating Employer withdraws its Plan of Participation in order to continue through another funding agency a plan qualified under Section 401(a) of the Code, the Plan Interest of such Plan of Participation shall, at the direction of such Full Participating Employer and Employer Fiduciaries, be transferred by the Trustees and any Trustee/Custodian holding any Company Securities and other assets to such other funding agency after it has been determined that all allocable expenses have been paid by the Full Participating Employer. Pending completion of such transfer, the Plan Interest of such former Plan of Participation shall be maintained as provided in
         Section 22.8. The Trustees and the Trustee/Custodian shall have no liability or responsibility with respect to any withdrawal under this
         Section 22.3 or with respect to any assets transferred to any funding agency pursuant to this Section 22.3, and any such responsibility shall be borne solely by the Full Participating Employer and Employer Fiduciaries.

                  SECTION 22.4 PARTIAL PLAN WITHDRAWAL. In the event that a Full Participating Employer elects in accordance with its Plan of Participation to continue through another funding agency a retirement plan qualified under Section 401(a) of the Code for the benefit of it employees in any division, plant, operation, location or other identifiable group or unit of such Participating Employer or any subsidiary or affiliate, the Trustees shall (a) in accordance with the advice of the Enrolled Actuary, if applicable, and subject to the provisions of this Article, determine the affected share of the Plan Interest of such of Participation, (b) at the direction of such Full Participating Employer and Employer Fiduciaries, cause the Units and Company Securities and other assets held by a Trustee/Custodian representing such share to be withdrawn as provided in Section 22.3 and
         (c) transfer the amounts held in the Trust Fund with respect to such share to such other funding agency in the manner provided under Section
         22.3 hereof.

                  In the event that a Participating Employer elects in accordance with its Plan of Participation that benefits be funded through one or more funding agencies in addition to the Trust, the amount and manner in which the Plan Interest is to be transferred to such other funding agency shall be determined as provided in the preceding paragraph., mutatis mutandis. Such Plan of Participation shall be a Plan of Partial Participation under Article XVIII.

                  The Trustees and the Trustee/Custodian shall have no liability or responsibility with respect to any withdrawal under this Section
         22.4 or with respect to any assets transferred to any funding agency pursuant to this Section 22.4, and any such responsibility shall be borne solely by the Full Participating Employer and Employer Fiduciaries.

                  SECTION 22.5 PLAN TERMINATION AND PARTIAL PLAN TERMINATION. In the event that a Full Participating Employer terminates the defined benefit retirement plan which it maintains through its Plan of Participation, the Plan Interest of such Plan of Participation shall to the extent of the sufficiency thereof be applied by the Trustees to provide distributions to the Participants and beneficiaries in the order and manner provided under such Plan of Participation after it has been determined that all allocable expenses have been paid by the Full Participating Employer.

                  In the event that a Full Participating Employer terminates the defined contribution plan which it maintains through its Plan of Participation, the Plan Interest of such Plan of Participation shall be applied by the Trustees to provide distributions to the Participants and beneficiaries in the manner provided under such Plan of Participation after it has been determined that all allocable expenses have been paid by the Full Participating Employer.

                  In the event of a partial termination of a Plan of Participation, the appropriate portion of the Plan Interest affected by such termination, as established by the Enrolled Actuary, of applicable, shall be distributed as provided in such Plan of Participation.

                  SECTION 22.6 PROSPECTIVE TERMINATION. In the event that a Full Participating Employer shall amend its Plan of Participation so as to replace and supersede the same or any part thereof with respect to benefits accrued from and after such amendment by another plan qualified under Section 401(a) of Code, its Plan of Participation or applicable part thereof may, with the consent of the Trustees, continue to be maintained as a Plan of Participation hereunder with respect to benefits accrued prior to such amendment under the provisions of this Agreement and Declaration of Trust on such terms and conditions as shall be established by the Trustees.

                  SECTION 22.7 ADMINISTRATIVE DETERMINATION; RELEASE. The Trustees and any Trustee/Custodian shall not be required to transfer or distribute any assets of the Trust Fund (or, in the case of the Trustees, to receive any assets or establish a Plan of Participation pursuant to Section 15.4) until they shall have received such rulings or determinations of the Internal Revenue Service, Labor Department, Pension Benefit Guaranty Corporation or any other administrative agency as the Trustees/Custodian may deem necessary or desirable in order to insure that any such payment (or receipt of establishment) is made in accordance with the provisions of law or that it will not subject the Trust or the Trustees, individually or as such Trustees, or Trustee/Custodian, to liability. Subject to the requirements of ERISA and the Investment Company Act, the Trustees may require the Full Participating Employer and Employer Fiduciaries to execute and deliver to the Trustees an instrument of ratification and release approving the actions of the Trustees and the prior reports thereof; provided, however, that the Full Participating Employer and Employer Fiduciaries shall be permitted to set forth in writing any and all objections to the actions of the Trustees and prior reports. Subject to the requirements of ERISA and the Investment Company Act, the Trustee/Custodian may require the Full Participating Employer and Employer Fiduciaries to execute and deliver to the Trustee/Custodian an instrument of ratification and release approving the actions of the Trustee/Custodian and the prior reports, thereof; provided, however, that the Full Participating Employer and Employer Fiduciaries shall be permitted to set forth in writing any and all objections to the actions of the Trustee/Custodian and prior reports. In the absence of such objections, the Trustees and the Trustee/Custodian shall be fully released and discharged in accordance with the provisions of the ratification and release.

                  SECTION 22.8 ADMINISTRATION PENDING TRANSFER OF DISTRIBUTION; SERVICES SUBSEQUENTLY PROVIDED. The interest in the Trust Fund of a Liquidating Plan of Participation shall be maintained in accordance with the provisions of this Section 22.8 during the Distribution Period. The provisions of Article III shall be inapplicable with respect to such Liquidating Plan of Participation during the Distribution Period, and interest thereof in the Trust Fund shall be held and maintained under rules of uniform application established by the Trustees and any Trustee/Custodian. The Trustees and any Trustee/Custodian may require that the terminating or withdrawing Full Participating Employer and its Employer Fiduciaries and, where a transfer to another plan is involved, the sponsor and appropriate fiduciaries of such plan is involved, shall enter into written agreements with the Trustees and the Trustee/Custodian, where applicable, consistent with this Section 22.8, providing for the manner of the administration of the Liquidating Plan of Participation and establishing such conditions of the transfer of assets of such Liquidating Plan of Participation from the Trust as may be required under this Agreement and Declaration of Trust, under the Plan of Participation, or by the law. The Trustees may elect to segregate all or any part of the assets attributable to Units held by such Liquidating Plan of Participation and to invest the same separately in such securities or other property as they may determine, and, in such event, such interest of such Liquidating Plan of Participation shall be subject to the gains or losses on such segregated assets and any expenses attributable thereto. Notwithstanding the foregoing, the Full Participating Employer and Employer Fiduciaries may request the Trustees to maintain all or part of the interests of such Liquidating Plan of Participation attributable to Units invested in accordance with
         Article III pending the receipt of the rulings, determinations or release referred to in Section 22.7 in accordance with such rules of uniform application as may be established by the Trustees. Any Company Securities and other assets held by a Trustee/Custodian shall continue to be held by the Trustee/Custodian pursuant to the Trust/Custodial Agreement, pending the receipt of the rulings, determinations, or release referred to in Section 22.7.

                  The Trustees and any Trustee/Custodian may assess a reasonable charge for all information, records, service or assistance provided by them with respect to a terminating or withdrawing Plan of Participation, following the distribution or transfer of the assets of such Plan.

                  SECTION 22.9 FAILURE OF QUALIFICATION. A Plan of Participation shall be a plan qualified under Section 401(a) of the Code. The Plan Administrator of a Plan of Participation shall notify the Trustees and any Trustee/Custodian in the event that such Plan is determined by the Internal Revenue Service not to be such a qualified plan and in such event, or in the event the Trustees or the Trustee/Custodian are otherwise notified of such disqualification, the Trustees and the Trustee/Custodian shall cause the Units and any Company Securities and other assets held by the Trustee/Custodian comprising the Plan Interest of such Plan of Participation to be segregated from the Trust Fund and separately administered in accordance with the terms of this Agreement and Declaration of Trust pending disposition at the direction of the Participating Employer and Employer Fiduciaries, subject to the applicable provisions of this
         Article XXII.

                  SECTION 22.10 TERMINATION BY THE TRUSTEES. Notwithstanding anything herein contained to the contrary, the Trustees may in their sole and absolute discretion on not less than 30 days prior written notice to the Participating Employer and the Employer Fiduciaries terminate any Plan of Participation by resigning as Trustees thereof and requiring the withdrawal thereof from the Trust in the manner provided in this Article XXII with respect to a withdrawal under Sections 22.1(a) and 22.3. In the event that the Trustees terminate any Plan of Participation pursuant to this Section 22.10, any Trustee/Custodian holding Company Securities and other assets pursuant to a Trust/Custodial Agreement shall administer such Company Securities and other assets in the manner provided in this Article XXII with respect to a withdrawal under Section 22.1(a) and 22.3.


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




                                     PART IV

                                  ARTICLE XXIII

                        INDIVIDUAL RETIREMENTS ACCOUNTS:

                           MASTER AND PROTOTYPE PLANS



                  SECTION 23.1 PARTICIPATION OF INDIVIDUAL RETIREMENT ACCOUNTS OR MASTER AND PROTOTYPE PLANS - GENERALLY. A Participating Trust which is an individual retirement account described in Section 2.39(c) or which has been established pursuant to a master, prototype or other sponsored arrangement shall be governed by the applicable provisions of
         Part I and Part II, the provisions of this Part IV and Part VI. Notwithstanding the foregoing, subject to the provisions of the Investment Company Act, the applicability of any provisions of Part I or Part II to any such Participating Trust may be modified by the Trustees under Rules of Participation established pursuant to section 23.2.

                  SECTION 23.2 RULES OF PARTICIPATION. A Participating Trust which is an individual retirement account described in Section 2.39(c) or which has been established under a master, prototype or other sponsored arrangement shall be subject to such Rules of Participation as the Trustees may establish. Without limitation, the Rules of Participation may, but shall not be required to, provide for;

                           (a) the documentation, including the form of
                  Participation Agreement required for the participation of any such Participating Trust;


                           (b) the authority of the trustee or custodian of the
                  assets of such a Participating Trust or the sponsor of a master, prototype or other sponsored arrangement, to impose, without limitation, (i) requirements for participation in the Trust in addition to those imposed by the Trustees under this Agreement and Declaration of Trust or under the Rules of Participation adopted under this Section 23.2, (ii) restrictions on the availability for any such Participating Trust of any of the Investment Funds, (iii) requirements as to diversification among the Investment Funds, and (iv) requirements with respect to actions to be taken by such trustee, custodian or sponsor on behalf of such Participating Trust under this Agreement and Declaration of Trust;


                           (c) the manner of withdrawal of any such
                  Participating Trust;

                           (d) the manner of communication between the Trustees
                  and the individual for whom such Participating Trust was established or with any other person having relationship to such Participating Trust;


                           (e) the reports and accounts to be given by the
                  Trustees to or with respect to such Participating Trust;


                           (f) the allocation of any duties, responsibilities or
                  functions as between the Trustees, the Eligible Employer, the trustee or custodian of such Participating Trust, the individual for whom such Participating Trust was established, the sponsor of any master, prototype or other sponsored arrangement, or any other person;


                           (g) rights of resignation by the Trustees and
                  authority for the discontinuance of participation of any such Participation Trust.


                  SECTION 23.3 RESPONSIBILITY WITH RESPECT TO TERMS OF INDIVIDUAL RETIREMENT ACCOUNTS OR MASTER AND PROTOTYPE PLANS. The terms of any individual retirement accounts or plans established under master, prototype or other sponsored arrangements which are Participating Trusts shall be established by agreement between the trustee or custodian or sponsor of such account or plan and the individual for whom such account or plan was established, and the Trustees shall have no duties or responsibilities with respect to such terms nor for its status under the Code and shall have no duty to inquire or make suggestion with respect to such terms or status. The Trustees shall be fully protected in relying upon such trustee, custodian or sponsor with respect to the continuing compliance of such account or plan with the requirements for status as a Participating Trust under this Agreement and Declaration of Trust.

                  SECTION 23.4 ADMINISTRATION OF INDIVIDUAL RETIREMENT ACCOUNTS OR MASTER AND PROTOTYPE Plans. The Trustees shall have no duties, responsibility or liabilities for any act or omission in connection with the administration, operation or investment of any individual retirement account or any plan established pursuant to a master, prototype or other sponsored arrangement which is a Participating Trust except to the extent that they shall have specifically undertaken such liabilities, duties or responsibilities under the terms of this Agreement and Declaration of Trust or under the Rules of Participation.


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




                                     PART V

                                  ARTICLE XXIV

                               COMPANY SECURITIES



                  SECTION 24.1 COMPANY SECURITIES. Notwithstanding anything to the contrary contained in this Agreement and Declaration of Trust, (a) any Company Securities and other assets held by a Plan of Participation through a Trustee/Custodian shall not constitute Separate Assets within the meaning of Article XVIII; (b) the holding of such Company Securities and other assets through the Trustee/Custodian shall not in and of itself make a Plan of Partial Participation within the meaning of such Article XVIII; and (c) the Participating Trust established with respect to the Plan of Participation holding such Company Securities and other assets through the Trustee/Custodian shall continue to be deemed a Full Participating Trust for all purposes of this Agreement and Declaration of Trust.

                  Company Securities and other assets held by a Plan of Participation through a Trustee/Custodian shall be treated for purposes of the provisions of this Agreement and Declaration of Trust in all respects as a Plan Interest, except that:

                           (i) In the event that the Plan Interest of any Plan
                  of Participation includes Company Securities and other assets held through a Trustee/Custodian, for purposes of the funding policy of such Plan of Participation established pursuant to
                  Section 17.4 of this Agreement and Declaration of Trust such Company Securities and other assets shall for all purposes be deemed to be equity securities.


                           (ii) Notwithstanding anything to the contrary
                  contained in this Agreement and Declaration of Trust, the Plan Administrator of a Plan of Participation holding Company Securities and other assets through a Trustee/Custodian shall be solely responsible for the manner in which such Company Securities and other assets shall be administered, including having sole responsibility for all investment, management, disposition, and voting decisions with respect to such Company Securities and other assets pursuant to the applicable Trust/Custodial Agreement. The Plan Administrator of a Plan of Participation holding Company Securities and other assets through a Trustee/Custodian shall ensure that any Company Securities and other assets acquired by the Plan of Participation , through purchase, merger with another Plan of Participation, stock dividend, stock split, or other distribution in respect of such Company Securities, or otherwise, are held pursuant to the applicable Trust/Custodial Agreement and administered in accordance with the terms thereof and of this Article XXIV.


                           (iii) The Trustees shall, at the direction of the
                  Plan Administrator of a Plan of Participation holding Company Securities and other assets through a Trustee/Custodian receive from the Trustee/Custodian any assets acceptable to the Trustees or, upon such direction, transfer cash or assets determined by the Trustees to the Trustee/Custodian for the benefit of such Plan of Participation, in order to effect, respectively, a disposition or acquisition of Company, Securities and other assets held pursuant to the applicable Trust/Custodial Agreement. In acting upon the direction of the Plan Administrator in this manner, the Trustees shall have no duty of inquiry with respect to any such transfer, but may accept the direction of such Plan Administrator as a certification that any such transfer complies with the Plan of Participation, the provisions of all applicable agreements, including the applicable Trust/Custodial Agreement and any applicable stockholders' agreement, and the requirements of the Code and applicable laws. Nothing herein shall prohibit the payment of contributions by a Participating Employer directly to a Trustee/Custodian solely for the purpose of purchasing on behalf of a Plan of Participation Company Securities and other assets to be held through the Trustee /Custodian; provided, however, that the Trustees shall have no liability or responsibility with respect thereto other than as provided in subsection (i) above.


                           (iv) To the extent that the Trustees shall have any
                  responsibility under this Agreement and Declaration of Trust which relates to the amount, kind, or value of the Company Securities and other assets held by a Plan of Participation through a Trustee/Custodian, including, without limitation, any such responsibility with respect to the determination of the amount of contributions or to reporting and disclosure, the Trustees shall be entitled to rely conclusively upon the certification of the Plan Administrator of such Plan of Participation with respect thereto.


                           (v) A Participating Employer and the Plan
                  Administrator of a Plan of Participation which holds Company Securities and other assets through a Trustee/Custodian shall enter into such agreements as may be required by the Trustees, the Trustee/Custodian, or otherwise, in order to provide for the payment of benefits from or receipt of contributions to the Plan of Participation or such other matters relating to the administration thereof as the Trustees or such Trustee/Custodian may deem necessary or desirable.

                           (vi) The investment authority and responsibility of
                  the Trustees with respect to the Company Securities and other assets held by a Plan of Participation through a Trustee/Custodian is expressly limited as set forth in this
                  Article XXIV, and to the extent permitted by ERISA, the Trustees shall have no liability or responsibility whatsoever with respect to any such Company Securities or other assets held through a Trustee/Custodian, including, without limitation, the duty to review or make suggestions with respect thereto.

                                     PART VI

                                   ARTICLE XXV

                            MISCELLANEOUS PROVISIONS



                  SECTION 25.1 NONALIENATION OF BENEFITS.

                           (a) No benefit payable under the provisions of this
                  Agreement and Declaration of Trust shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance , or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of any active, retired or former employee or of a beneficiary of such employee, except as specifically provided herein.


                           (b) Notwithstanding the foregoing, any active,
                  retired or former employee or beneficiary of any such employee who has created a trust for the benefit of himself or his immediate family may direct that benefit payments due him shall be paid to such trust.


                  SECTION 25.2 HEADINGS. The titles and headings of Articles and Sections in this Agreement and Declaration of Trust are for the convenience of reference only, and in case of any conflict, the text, rather than such titles or headings, shall be controlling.

                  SECTION 25.3 COUNTERPARTS. This Agreement and Declaration of Trust shall be executed in any number of counterparts, and each one shall be deemed to be the original although the others shall not be produced.

                  SECTION 25.4 GENDER AND NUMBER. Words used in the masculine shall be read and construed in the feminine where applicable. Wherever required, the singular of any word used in this Agreement and Declaration of Trust shall include the plural and the plural may be read in the singular.

                                  ARTICLE XXVI

                         SITUS OF TRUST AND JURISDICTION



                  SECTION 26.1 SITUS. This Agreement and Declaration of Trust created hereby shall be construed, regulated and administered under the laws of the State of New York, except to the extent such laws may be preempted by the laws of the United States under the provision of ERISA.

                  IN WITNESS WHEREOF, the Trustees have executed this Agreement and Declaration of Trust, effective as of the Restatement Date.


                                                        William Dannecker
                                                        Edward J. Kowatch
                                                        Russell C. Carlson
                                                        Eugene C. Ecker
                                                        Covington Hardee
                                                        Ralph L. Hodgkins, Jr.
                                                        Maurice E. Kinkade
                                                        William G. Lillis
                                                        William F. Olson
                                                        Nicholas J. Scali
                                                        William L. Schrauth
                                                        Raymond L. Willis